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Exhibit 99(c)(2)

                                                                                        June 30, 2005

Board of Directors
Black Rock Acquisition Corporation
Attn: Mr. Timothy S. Durham
111 Monument Circle, 48th Floor
Indianapolis, IN 46204

Members of the Board:

        Goelzer Investment Banking ("Goelzer") conducted financial analysis for the purpose of rendering its opinion to the Board of Directors of Black Rock Acquisition Corporation ("Black Rock") as to the fairness from a financial point of view of the acquisition by Black Rock of Obsidian Enterprises, Inc. ("Obsidian" or the "Company") through the merger of Black Rock and Obsidian ("Transaction"). Goelzer presented its financial analysis in a meeting with the Board of Directors of Black Rock on Friday, May 6, 2005. The full text of Goelzer's written fairness opinion, dated June 21, 2005, may be found in an attached appendix. The fairness opinion identifies the assumptions, due diligence process, analyses, disclaimers, and limitations on the review undertaken in connection with the fairness opinion. Obsidian shareholders are urged to read the full written fairness opinion.

        Among its activities in the investment banking and financial advisory fields, Goelzer has specialized for over three decades as an appraiser of privately owned businesses and their securities, and as a corporate financial advisor to board members of publicly-traded companies. Since its inception, Goelzer has been involved in third-party sales of controlling and minority equity positions of privately held companies. Goelzer has also provided expert witness testimony and related valuation services on numerous occasions for estate, corporate and other purposes. In addition, Goelzer regularly monitors the terms, relative to market value, being offered and paid for acquisition or control of various types of securities of business enterprises.

        For the purpose of this analysis, Goelzer has undertaken analyses, investigations and interviews deemed necessary and relevant. In the course of such activities Goelzer has among other things:

1.
Conducted detailed interviews with Rick Snow, Chief Financial Officer ("CFO"), and Terry Whitesell, Chief Operating Officer ("COO"), concerning the Company's history and operating record, the nature of the markets served, competitive situation, financial condition, recent performance, current outlook;

2.
Conducted detailed interviews and toured facilities of each operating subsidiary of the Company: Danzer Industries, Inc. ("Danzer"), Classic Manufacturing, Inc. ("Classic"), U.S. Rubber and Reclaiming, Inc. ("US Rubber"), United Expressline, Inc. ("United"), Pyramid Coach, Inc. ("Pyramid") and Obsidian Leasing, Inc. ("Obsidian Leasing");

3.
Analyzed trading data (stock price and volume trends) of the Company's common shares for the most recent one-year and six-month periods and analyzed the stock's price performance relative to appropriate indices over same time period as provided by Bloomberg Analytics and Yahoo! Finance®;

4.
Reviewed the Company's filings under the Securities Exchange Act of 1934 including the latest Form 10-K, Form 10-Q and Form 13E-3 (in draft form);

5.
Reviewed audited financial statements for the years 1999–2004 as available;

6.
Reviewed resolutions of the Board of Directors of Black Rock regarding the Transaction;

7.
Analyzed current forecasts for each operating subsidiary provided by Company management;

8.
Reviewed internally prepared annual reports for certain operating companies in the years prior to their acquisition by Obsidian;

9.
Conducted a search using Bloomberg Analytics in order to find publicly traded guideline companies which could be used in the market approach to determine the fair value of the Company;

10.
Conducted a search for merger and acquisition transactions involving both publicly traded and privately held corporations within similar industries to Obsidian's subsidiary companies using several large proprietary databases (including Mergerstat and World M&A Network's Done Deals, Pratt's Stats, and BizComps);

11.
Performed such other studies, analyses and investigations as deemed appropriate.

        In rendering this analysis Goelzer has relied on the accuracy and completeness of the information furnished and has not attempted to independently verify such information nor has Goelzer made or caused to be made any independent evaluation of the Company's assets and liabilities (including any derivative or off-balance sheet assets or liabilities). With respect to the financial projections prepared by the Company's management, Goelzer assumed, and Goelzer was advised by the Company's management, that the projections were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company as to the future financial performance of the Company. In reaching its conclusions Goelzer also relied in part upon discussions with the Chief Operating Officer and Chief Financial Officer that no insider trades have occurred over the course of the previous six months, nor has the Company received any legitimate offers for the Company or its assets nor attempted to sell off any significant assets. Finally, this appraisal is made subject to the assumptions and limiting conditions listed later in this report.

        The following is a summary of the financial analysis conducted by Goelzer in connection with its fairness opinion. The following summary does not represent a complete description of the analyses performed by Goelzer, nor does the order of the information represent relative importance of the analyses. Unless otherwise noted, the following information is based on the company and market data as it existed as of the presentation to the Board of Directors on May 6, 2005 and is not necessarily indicative of current market conditions.

RECENT TRADING HISTORY

        Goelzer analyzed the trading history of Obsidian common stock over the past 12 months. For a recent period, an average of 598 shares traded on any given day the market was open. Considering only the days in which the stock traded for this period, only 1,527 shares traded on average. During the most recent 60-day period, 274 shares traded on average daily (767 shares counting only days in which Obsidian shares traded). By comparison, over the last six months, the average daily trading volume for the smallest members of the Russell 2000 Index (companies below $100 million in market capitalization) was 484,772 shares per day. The average trading daily trading volume for members of the lowest decile of the S&P 600 Small Cap Index was 190,608 shares per day during this same six month period. Stockholders in Obsidian do not have near the activity that investors in other small cap companies experience, in comparison to the S&P and Russell indices. An investor in Obsidian stock would bear added risk to hold such illiquid shares.

OTC BB: OBDE.OB

Source: Yahoo! Finance

Date	Open	High	Low	Close	Adj. Close*	Avg. High / Low	Volume	Traded Days
5/27/05	1.20	1.20	1.20	1.20	$1.20	$1.20	0
5/26/05	1.20	1.20	1.20	1.20	$1.20	$1.20	200	200
5/25/05	1.49	1.49	1.49	1.49	$1.49	$1.49	0
5/24/05	1.49	1.49	1.49	1.49	$1.49	$1.49	0
5/23/05	1.49	1.49	1.49	1.49	$1.49	$1.49	0
5/20/05	1.50	1.50	1.20	1.49	$1.49	$1.35	2,300	2,300
5/19/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/18/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/17/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/16/05	1.50	1.50	1.50	1.50	$1.50	$1.50	400	400
5/13/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/12/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/11/05	1.50	1.50	1.50	1.50	$1.50	$1.50	600	600
5/10/05	1.50	1.50	1.50	1.50	$1.50	$1.50	600	600
5/9/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/6/05	1.50	1.50	1.50	1.50	$1.50	$1.50	400	400
5/5/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/4/05	1.50	1.50	1.50	1.50	$1.50	$1.50	0
5/3/05	1.50	1.50	1.50	1.50	$1.50	$1.50	400	400
5/2/05	1.50	1.50	1.50	1.50	$1.50	$1.50	100	100
4/29/05	1.55	1.55	1.55	1.55	$1.55	$1.55	0
4/28/05	1.55	1.55	1.55	1.55	$1.55	$1.55	0
4/27/05	1.55	1.55	1.55	1.55	$1.55	$1.55	500	500
4/26/05	1.55	1.55	1.55	1.55	$1.55	$1.55	100	100
4/25/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/22/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/21/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/20/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/19/05	2.05	2.05	2.05	2.05	$2.05	$2.05	1,000	1,000
4/18/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/15/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/14/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
4/13/05	2.10	2.10	2.05	2.05	$2.05	$2.08	2,500	2,500
4/12/05	2.10	2.10	2.10	2.10	$2.10	$2.10	0
4/11/05	2.10	2.10	2.10	2.10	$2.10	$2.10	0
4/8/05	2.10	2.10	2.10	2.10	$2.10	$2.10	0
4/7/05	2.10	2.20	2.10	2.10	$2.10	$2.15	1,100	1,100
4/6/05	2.10	2.25	2.10	2.25	$2.25	$2.18	1,100	1,100
4/5/05	2.25	2.25	2.25	2.25	$2.25	$2.25	0
4/4/05	2.25	2.25	2.25	2.25	$2.25	$2.25	0
4/1/05	2.25	2.25	2.25	2.25	$2.25	$2.25	200	200
3/31/05	2.05	2.05	2.05	2.05	$2.05	$2.05	0
		30-Day Average			$1.47	$1.46	250	625
		60-Day Average			$1.75	$1.75	274	767

*
Close price adjusted for dividends and splits.

VALUATION APPROACHES

        In preparing its fairness opinion, Goelzer conducted analyses of Obsidian excluding the operating entities that are owned by related parties but reported in the consolidated SEC filings. Goelzer's analysis of Obsidian included the operations of the parent company as well as Danzer, United, U.S. Rubber, Classic, Pyramid, and Obsidian Leasing. In order to segregate these operating companies from the consolidated SEC filings for Obsidian, Goelzer worked with the CFO of Obsidian and was provided with separate detailed audited financial statements for each of the operating companies.

        Goelzer approached the valuation by focusing on three (3) commonly accepted approaches to value the common equity in assessing the fairness of the consideration to be received by the unaffiliated shareholders: the asset approach, the market approach and the income approach. As is discussed below, the income approach was selected as the most appropriate method for valuing Obsidian.

Market Approach

        Given that many of Obsidian's subsidiaries operate in distinct industries, Goelzer attempted to value each individual operating company by comparing its performance to that of industry peers. However, the industries in which Obsidian's subsidiaries operate are highly fragmented and composed of mostly small, privately-owned competitors. U.S. Rubber, for example, appears to be the last company of its type in North America. As a result, limited public guideline companies exist with which to compare each operating company. In addition, Obsidian has experienced net losses in each of the past four years, further hindering industry comparisons. As a result, Goelzer disregarded the use of the market approach in its valuation analysis.

Asset Approach

        Obsidian's Chief Financial Officer and Chief Operating Officer provided Goelzer with independently prepared appraisals and market value assumptions on the Company's real estate and equipment. Additionally, these officers provided a current balance sheet disclosing other assets and liabilities, including interest-bearing debt. Based on the asset appraisals provided to Goelzer relative to the company's current debt, the adjusted net book value (as shown on the following page) resulted in a negative net book value. Goelzer was informed that these appraisals represent the most current information available as of the date of the Transaction. As a result of the negative adjusted net book value, Goelzer disregarded the asset approach in its valuation analysis. The unadjusted and adjusted consolidated balance sheet as of March 31, 2005, the most current information available, is shown below. The adjusted balance sheet reflects eliminations of inter-company payables and receivables. Additionally, the adjusted asset value for each wholly-owned subsidiary reflects the net asset value of each subsidiary, factoring in the asset appraisals provided.

Adjusted Net Asset Value

	As of March 31, 2005 Unadjusted	Adjustments	As of March 31, 2005 Adjusted
Cash	(9)		(9)
A/R	179		179
A/R Related Parties	2,634	(2,599)	35
N/R Related Parties	6,683	(6,683)	0
Other Current Assets	15		15
Total Current Assets	9,502	(9,282)	220
Computer Equip	56		56
Software	90		90
Leasehold Improvements	1		1
Marketing Videos	21		21
Accumulated Depreciation	(51)		(51)
Total PPE	117	—	117
Danzer	4,113	(4,624)	(511)
United Expressline	1,500	(2,955)	(1,455)
US Rubber	316	6,460	6,776
Classic	1,600	(836)	764
Pyramid/Obsidian Leasing	—	(3,663)	(3,663)
Deferred Income Tax	2,047	(2,047)	—
Goodwill	650	(650)	—
Accumulated Amortization	(153)	153	—
Total Other Assets	10,073	(8,163)	1,910
TOTAL ASSETS	19,692	(17,444)	2,248
Accounts Payable	321		321
A/P Related Parties	246	(1,198)	(952)
Taxes Payable	1,137		1,137
Accrued Expenses	204		204
Deferred Taxes	—		—
Line of Credit—Fair Holdings	15,484		15,484
Total Current Liabilities	17,392	(1,198)	16,194
Notes Payable—Bank	500		500
N/P—Related Parties	995		995
Redeemable Common Stock	446		446
Total L-T Liabilities	1,941	—	1,941
Total Liabilities	19,333	(1,198)	18,135
Common Stock	4		4
Additional Paid in Capital	9,563		9,563
Retained Earnings—Prior Year	(6,975)		(6,975)
Retained Earnings—Current Year	(2,233)	(16,246)	(18,479)
Total Equity	359	(16,246)	(15,887)
TOTAL LIABILITIES & EQUITY	19,692	(17,444)	2,248

Income Approach

        Due to the unreliable indications of value derived from the market and asset approaches, Goelzer's valuation relies primarily on the income approach. In Goelzer's opinion, although there continues to be significant ongoing business and financial risk, the value of the Company as a going concern, as measured by the income approach, provides the best estimate of fair value.

        Goelzer reviewed certain financial projections provided by the Chief Financial Officer. Individual subsidiary and consolidated revenue and expense projections were provided for years 2005 through 2009.

        Goelzer converted the income projections into cash flow projections by factoring in capital expenditures, projected changes in working capital and adjustments for depreciation and amortization. Goelzer derived Obsidian's debt-free enterprise value of $45.9 million (rounded) by discounting these adjusted cash flows at a cost of capital that reflects a reasonable rate of return demanded by investors in small-capitalization companies, factoring in Obsidian's size and company-specific risks. Obsidian's weighted average cost of capital is determined to be 10.12%. This is comparable to the 10.87% average WACC for members of the Russell 2000 Index below $100 million in market capitalization or the

10.62% average WACC for the lowest decile companies in Standard & Poor's Small Cap 600 Index, based on market capitalization.

        Goelzer then subtracted the current balance of the Company's interest-bearing debt ($40.3 million) from this debt-free value to determine the fair value of the common equity or $5.6 million (rounded), or $1.82 per share, based on 3,109,333 shares outstanding. The current outstanding debt schedule for Obsidian and its subsidiaries as of March 31, 2005 is as follows:

Debt Schedule

	3/31/05 Balance	Rate Terms	% of Total Debt
U.S. Rubber Reclaiming
Line of Credit	2,524,527	6.50%	6.26%
Note Payable	2,666,668	7.00%	6.61%
Note Payable—Related Parties	414,138	15.00%	1.03%

Sub-Total	5,605,333
Obsidian Leasing & Pyramid Coach
Note Payable	3,359,031	8.00%	8.33%
Note Payable—Related Parties	3,140,097	12.00%	7.78%

Sub-Total	6,499,128
Danzer
Note Payable—Fair Holdings	1,942,634	6.25%	4.82%

Sub-Total	1,942,634
Classic
Note Payable	588,677	6.50%	1.46%
Line of Credit	904,995	12.00%	2.24%

Sub-Total	1,493,672
United
1st Indiana Line of Credit	2,500,000	6.75%	6.20%
Auto Loan	15,444	9.00%	0.04%
Note Payable	4,854,865	8.00%	12.04%

Sub-Total	7,370,309
Obsidian Enterprises
Line of Credit—Fair Holdings	15,484,000	10.00%	38.39%
Note Payable—Bank	500,000	7.00%	1.24%
Note Payable—DC Investments	995,000	15.00%	2.47%
Common Stock Redeemed	446,000	n/a	1.11%

Sub-Total	17,425,000
Total Debt	40,336,076		100%
Weighted Average Borrowing Rate	9.0%	(Rounded )

VALUATION CONCLUSION

        It is Goelzer's opinion that the aggregate fair value of Obsidian common stock is $5,645,717. With 3,109,333 common shares outstanding, the final conclusion of value is $1.82 per share (rounded).

As Of June 21, 2005
Present Value of Free Cash Flows (Based on DCF Analysis)	$45,907,300
Add: PV of Additional Tax Shields (Not Captured in DCF Analysis)	$74,493
Less: Outstanding Interest-Bearing Debt	$(40,336,076)

Fair Value of 100% Obsidian Equity	$5,645,717

Fair Value of One (1) Common Share	$1.82

DISCLAIMERS

        This opinion of value is premised on the Company continuing to operate as a going concern. This analysis does not represent a recommendation to investors, nor does it necessarily reflect the prices at which the Company's securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be more or less favorable. Goelzer does not assume responsibility if future results are materially different than those forecasted.

        Goelzer acknowledges remarks by Obsidian's auditing firm in the Company's recent 10-K filing that the Company's recurring losses, its total liabilities, and its lack of compliance with the current terms of its debt financing agreements "raises substantial doubt about the Company's ability to continue as a going concern." As noted previously, the stock is thinly traded. As a result, an investment in Obsidian common stock is not without certain risk.

        Goelzer was not asked to opine and does not express any opinion as to (a) the tax or legal consequences of the merger; (b) the realizable value of Obsidian's common stock or the prices at which Obsidian's common stock may trade; (c) the realizable value of Black Rock common stock; and (d) the fairness of any aspect of the transaction not expressly addressed in the fairness opinion.

        Additionally, Goelzer does not address the underlying purpose of causing Obsidian to become a non-publicly traded company, nor does it constitute a recommendation to any shareholder.

        The summary above describes the material points of a more detailed analysis performed by Goelzer which was reviewed with the senior management team of Black Rock. In arriving at this opinion, Goelzer conducted what it considered to be the most appropriate and relevant financial analysis and made qualitative judgments regarding the significance of its analysis. In addition, Goelzer made numerous assumptions regarding overarching economic factors, industry trends, financial markets, and the financial condition of the Company, based on its research.

        In rendering its opinion, Goelzer relied upon, without independent verification, that the financial and other information provided to it by the CEO and CFO of Obsidian, including copies of recent SEC filings and independent audit reports, was accurate, complete and reasonably prepared and reflects the best currently available information regarding the financial condition of Obsidian; that no material changes to the Company have occurred between the date the information was provided and the date of this opinion; and that there were no facts or information regarding Obsidian or the proposed transaction that were incomplete or misleading. Goelzer also assumed that the transaction will be consummated in all material respects as described in the transaction description provided to Goelzer.

Respectfully submitted,
/s/ GOELZER INVESTMENT BANKING GOELZER INVESTMENT BANKING

ADDENDUM

ASSUMPTIONS AND LIMITING CONDITIONS

        This appraisal is subject to the following assumptions and limiting conditions:

1.
In preparing this appraisal report, Goelzer Investment Banking ("Goelzer") has relied upon the accuracy and completeness of the financial and other information furnished by the Company and its professional advisors. Goelzer has not attempted to independently verify such information.

2.
Goelzer has not made, nor caused to be made, any independent evaluation, appraisal or inspection of any assets of the Company.

3.
Nothing has come to Goelzer's attention during the course of this engagement which would lead Goelzer to believe that any of the information, facts or materials upon which Goelzer relied is incorrect in any material respect, or that it was unreasonable for Goelzer to utilize and rely upon such information, facts or materials.

4.
The statements and opinions given in this report are given in good faith and in the belief that such statements are not false or misleading. In preparing this report Goelzer has relied upon information believed to be reliable and accurate. Goelzer has no reason to believe that any material facts have been withheld, nor does Goelzer warrant that our investigation has revealed all of the matters in which an audit or more extensive examination may disclose.

5.
Goelzer assumes no responsibility for matters legal in nature. Nothing herein shall be construed as tax or legal advice or as an appraisal opinion in regard to the value of real estate.

6.
Goelzer assumes no responsibility for the legal description or matters including legal or title considerations. Title to the subject assets, properties, or business interests is assumed to be good and marketable unless otherwise stated.

7.
Goelzer assumes no hidden or unapparent conditions regarding the subject assets, properties or business interests.

8.
Unless otherwise stated in this report, Goelzer did not observe, and Goelzer has no knowledge of, the existence of hazardous materials with regard to the subject assets, properties, or business interests. However, Goelzer is not qualified to detect such substances. Goelzer assumes no responsibility for such conditions or for any expertise required to discover them.

9.
Goelzer is not qualified to assess environmental related liability caused by the Company's operations. Further, Goelzer specifically excludes consideration of any known or unknown environmental, asbestos or other contingent liability. Such liabilities may significantly affect the value of the subject company being valued.

10.
Goelzer assumes that there is full compliance with all applicable federal, state and local laws and regulations unless the lack of compliance is stated, defined, and considered in the appraisal report.

11.
This report and its related calculations were prepared using various software applications including Microsoft Word and Microsoft Excel which Goelzer believes to be accurate, but Goelzer makes no representation of same.

12.
Public information, purchased private information and industry statistical information are from sources which Goelzer deems to be reliable; however, Goelzer makes no representation as to the accuracy or completeness of such information, and have accepted the information without further verification.

13.
The appraisal conclusion is furnished solely for the benefit of the engaging party. In accordance with normal practice, Goelzer hereby disclaims liability to any other person. This report may not be relied upon by any other person without Goelzer's prior written consent.

14.
The estimate(s) of value presented in Goelzer's report apply to this appraisal only and may not be used out of the context identified in the engagement agreement. The appraisal reflects facts and conditions existing at the date of this appraisal and is valid only for the appraisal date specified herein.

15.
Possession of this report, or a copy thereof, does not carry with it the right of publication or all or any portion without the prior written consent of Goelzer.

16.
The value premise(s) cited in this report are fundamental to the value opinions rendered herein, and Goelzer reserves the right to reconsider such premise(s) should subsequent or additional information be discovered, although no such obligation exists.

17.
The appraised estimate of fair market value in this report is based on the definition applied throughout such report. An actual transaction in the shares may be completed at a value higher, lower or equal to the value rendered herein. Goelzer makes no guarantee of any kind with regard to the likely or ultimate amount that may result in any future transaction.

18.
The opinion(s) offered in this report do not constitute an offer to buy or sell or gift the interests being appraised.

19.
This report is further subject to any other contingencies, assumptions and limiting conditions that may be set out elsewhere within the engagement agreement and throughout Goelzer's report.

Obsidian Enterprises,Inc.

Valuation Summary

As Of June 21, 2005
Present Value of Free Cash Flows (Based on DCF Analysis)	$45,907,300
Add: PV of Additional Tax Shields (Not Captured in DCF Analysis)	$74,493
Less: Outstanding Interest-Bearing Debt	$(40,336,076)

Fair Value of 100% Obsidian Equity	$5,645,717

Fair Value of One (1) Common Share	$1.82

Total Outstanding Shares	3,109,333

Obsidian Enterprises—Combined

Discounted Cash Flow Analysis

	Forecasted						CAGR
($000)	Year 1	Year 2	Year 3	Year 4	Year 5	Terminal	Yrs. 1-5
Net Revenue	$78,335	$82,896	$86,154	$89,383	$92,737	$95,519	4%
Cost of Revenues	67,951	70,610	73,164	75,563	78,044	80,385	4%

Gross Profit	$10,384	$12,286	$12,990	$13,820	$14,693	$15,134	9%
Gross Margin	13.3%	14.8%	15.1%	15.5%	15.8%	15.8%
Operating Expenses	8,809	8,875	8,718	8,840	9,040	9,139	1%

Operating Exp. as % of Revenue	11.2%	10.7%	10.1%	9.9%	9.7%	9.6%
Income from Operations	1,576	3,411	4,272	4,980	5,653	5,994	29%
Operating Margin	2.0%	4.1%	5.0%	5.6%	6.1%	6.3%
Interest Expenses	0	0	0	0	0	0
Other Income / (Expense)	0	0	0	0	0	0

Income Before Tax	1,576	3,411	4,272	4,980	5,653	5,994
Taxes	0	0	0	0	550	2,398
Effective Tax Rate	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Net Income	1,576	3,411	4,272	4,980	5,103	3,597
Net Margin	2.0%	4.1%	5.0%	5.6%	5.5%	3.8%
Note: EBITDA	4,476	6,135	6,661	6,631	7,118	6,953
EBITDA Margin	5.7%	7.4%	7.7%	7.4%	7.7%	7.3%
Depreciation / Amortization	2,900	2,725	2,389	1,651	1,465	959
Source (Use) of Cash from NWC	(21)	(871)	(371)	(372)	(237)	(347)

Operating Cash Flow	4,455	5,264	6,290	6,259	6,331	4,208
Capital Expenditures	(970)	(923)	(926)	(930)	(931)	(959)

Free Cash Flows	$3,485	$4,341	$5,364	$5,329	$5,400	$3,250
Terminal Value					$45,643

Cash Flow Stream	$3,485	$4,341	$5,364	$5,329	$51,043

Present Value of Free Cash Flows	$45,907
Add: PV of Combined Tax Shields	74
Less: Outstanding Debt	(40,336)

Fair Value of 100% Obsidian Equity	$5,646

$18,517	Year 1	Year 2	Year 3	Year 4	Year 5
Net Operating Loss Tax Shield	16,941	13,530	9,258	4,278	0
Amount Used to Offset Taxable Income	1,576	3,411	4,272	4,980	4,278

Obsidian Enterprises, Inc. (Consolidated)

Weighted Average Cost of Capital

Equity Rate

20 Year U.S. Treasury Bond (March 31, 2005)	4.88%
Ibbotson Equity Risk Premium *	7.20%
Ibbotson Micro-Cap Stock Size Premium *	6.60%

Required Micro-Cap Company Portfolio Return	18.68%
Company-Specific Risk Premium	10.00%

Sum:	28.68%
Cost of Equity	29.00%

Debt Rate
Pre-Tax Weighted Average Cost of Debt	9.00%
Effective Tax Rate	40%
After-Tax Cost of Debt	5.40%

Equity	Debt

20%	80%
Weighted Cost of Equity	5.80%
Weighted Cost of Debt	4.32%

Sum:	10.12%
Weighted Average Cost of Capital	10.12%

*
Source: Ibbotson Associates, SBBI Valuation Edition 2005 Yearbook

Obsidian Enterprises, Inc.

Adjusted Net Asset Value

	As of March 31, 2005 Unadjusted	Adjustments	As of March 31, 2005 Adjusted
Cash	(9)		(9)
A/R	179		179
A/R Related Parties	2,634	(2,599)	35
N/R Related Parties	6,683	(6,683)	0
Other Current Assets	15		15

Total Current Assets	9,502	(9,282)	220

Computer Equip	56		56
Software	90		90
Leasehold Improvements	1		1
Marketing Videos	21		21
Accumulated Depreciation	(51)		(51)

Total PPE	117	—	117

Danzer	4,113	(4,624)	(511)
United Expressline	1,500	(2,955)	(1,455)
US Rubber	316	6,460	6,776
Classic	1,600	(836)	764
Pyramid / Obsidian Leasing	—	(3,663)	(3,663)
Deferred Income Tax	2,047	(2,047)	—
Goodwill	650	(650)	—
Accumulated Amortization	(153)	153	—

Total Other Assets	10,073	(8,163)	1,910

TOTAL ASSETS	19,692	(17,444)	2,248

Accounts Payable	321		321
A/P Related Parties	246	(1,198)	(952)
Taxes Payable	1,137		1,137
Accrued Expenses	204		204
Deferred Taxes	—		—
Line of Credit—Fair Holdings	15,484		15,484

Total Current Liabilities	17,392	(1,198)	16,194

Notes Payable—Bank	500		500
N/P—Related Parties	995		995
Redeemable Common Stock	446		446

Total L-T Liabilities	1,941	—	1,941

Total Liabilities	19,333	(1,198)	18,135

Common Stock	4		4
Additional Paid in Capital	9,563		9,563
Retained Earnings—Prior Year	(6,975)		(6,975)
Retained Earnings—Current Year	(2,233)	(16,246)	(18,479)

Total Equity	359	(16,246)	(15,887)

TOTAL LIABILITIES AND EQUITY	19,692	(17,444)	2,248

Total Interest Bearing Debt			17,425

Obsidian Enterprises

Discounted Cash Flow Analysis

	Year Ending October 31						CAGR
($000)	Year 1	Year 2	Year 3	Year 4	Year 5	Terminal	Yrs. 1-5
Net Revenue	$0	$0	$0	$0	$0	$0
Cost of Revenues	0	0	0	0	0	0

Gross Profit	$0	$0	$0	$0	$0	$0
Gross Margin
Operating Expenses	993	1,023	1,053	1,085	1,117	1,151	3%
Depreciation (3 Yrs. on New CAPEX)	51	61	49	43	33	35	(10)%
Miscellaneous Expense	0	0	0	0	0	0

Total Operating Expenses	1,043	1,083	1,102	1,128	1,150	1,186	2%
Operating Expenses/Revenue
Income from Operations	(1,043)	(1,083)	(1,102)	(1,128)	(1,150)	(1,186)	2%
Operating Margin
Interest Expenses	0	0	0	0	0	0
Non-operating Income/(Expense)	0	0	0	0	0	0

Income Before Tax	(1,043)	(1,083)	(1,102)	(1,128)	(1,150)	(1,186)
Taxes	0	0	0	0	0	0
Effective Tax Rate	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Net Income	(1,043)	(1,083)	(1,102)	(1,128)	(1,150)	(1,186)
Note: EBITDA
EBITDA Margin
Depreciation/Amortization	51	61	49	43	33	35
Change in NWC	0	0	0	0	0	0
Operating Cash Flow	(993)	(1,023)	(1,053)	(1,085)	(1,117)	(1,151)
Capital Expenditures	(30)	(31)	(32)	(33)	(34)	(35)

Free Cash Flows	$(1,023)	$(1,053)	$(1,085)	$(1,118)	$(1,151)	$(1,186)

Obsidian Enterprises

COMPARATIVE BALANCE SHEET

ASSETS (In $000s)	As of March 31 2005(1)
	Internal Numbers
Current Assets
First Indiana Bank	$1	0%
Bank One—Operating	(17)	(0)%
Bank One—Healthcare	7	0%
Accounts Receivable	179	1%
A/R—Related Party	2,218	11%
A/R Income Tax—Classic	124	1%
Advance—Pyramid Coach	291	1%
Loan—Danzer	857	4%
Loan—United Trailer	400	2%
N/R—US Rubber	700	4%
N/R LOC—US Rubber	1,685	9%
N/R—United Expressline	500	3%
N/R—United Expressline	1,505	8%
N/R—United LOC	1,036	5%
Prepaid Hosting Service	0	0%
Refinance Cost—United Trailer	15	0%
Prepaid Trans Cost—CCG	0	0%
Prepaid Trans—Carry-on Trailer	0	0%

Total Current Assets	9,502	48%
Property, Plant, & Equipment
Computer Equip.—Hardware	50	0%
Computer Equip.—Other	6	0%
Software—MAS 200	90	0%
Leasehold Impr.	1	0%
Marketing Videos	21	0%

Gross Property, Plant & Equipment	169	1%
Accumulated Depreciation	(51)	(0)%

Net Property, Plant & Equipment	118	1%
Other Assets
Equity Investment—Danzer	4,113	21%
Equity Investment—United	1,500	8%
Equity Investment—US Rubber	316	2%
Equity Investment—Classic	1,600	8%
Deferred Income Tax Asset Current	357	2%
Deferred Income Tax Asset LT	1,690	9%
Goodwill	650	3%
Accumulated Amortization	(153)	(1)%

Total Other Assets	10,073	51%
TOTAL ASSETS	$19,692	100%

LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	321	2%
Accounts Payable—Related Parties	246	1%
Tax Payable—United	232	1%
Tax Payable—US Rubber	180	1%
Tax Payable—Obsidian Leasing	725	4%
Accrued Expenses	204	1%
Deferred Taxes	(0)	(0)%
Line of Credit—Fair Holdings	15,484	79%

Total Current Liabilities	17,392	88%
Long-Term Liabilities
Note Payable—BFUS	500	3%
Note Payable—Fair Holdings/USRR	700	4%
Note Payable—Fair/USRR Acr. Int.	295	1%
Redeemable Series C Pref. Stock	446	2%

Total Long-Term Liabilities	1,941	10%
Total Liabilities	19,333	98%
Stockholders' Equity
Common Stock	4	0%
Mandetory Red Pref. Stock	1,394	7%
Mandetory Red Pref. Stock—Classic	1,250	6%
Rd Prf. Stock Evaluation—Classic	(126)	(1)%
Additional Paid-in Capital	7,041	36%
Preferred Stock Series C	4	0%
Preferred Stock Series D	0	0%
Retained Earning—PRIOR	(6,975)	(35)%
Retained Earning—Current Year	(2,233)	(11)%

Total Equity	359	2%
TOTAL LIABILITIES & EQUITY	19,692	100%
Net Working Capital	(7,890)	(40)%

NWC as a % of Sales		(2045)%

Obsidian Enterprises

COMPARATIVE INCOME STATEMENT

Based on Audited Statements—Unadjusted

(In $000's)	5 Months Ended March 31st 2005
	Internal Numbers
Interest Income	$161	100%
Operating Expenses	1,793	1116%

Operating Income	(1,632)	(1016)%
Other Income (Expense)
Interest Expense	(601)	(374)%
Other	0	0%

Total Other Income (Expense)	(601)	(374)%
Income Before Taxes	(2,233)	(1389)%
Income Taxes (Credits)	0	0%

Tax Rate	0%

Net Income	$(2,233)	(1389)%

CAPEX	n/a
Depreciation	17
Amortization	45
Notes: EBITDA	$(1,570)

        (EBITDA Calculated: Income from Operations + Depreciation + Amortization)

Obsidian Enterprises and Subsidiaries

Net Operating Loss Carryforward Summaries

SRLY Losses	Amount	Used	Period	Balance Remaining	Deferred asset	Books
Champion
1/1/01 - 6/30/01	794,168	—		794,168	270,017	270,017

Danzer
10/31/1993	346,064	183,240	10/31/2000	144,170
		18,654	10/31/2001
10/31/1994	949,237			949,237
10/31/1995	372,079			372,079
10/31/1996	614,297			614,297
10/31/1997	307			307
10/31/1998	4,078			4,078

	2,286,062	201,894		2,084,168	833,667	833,233

Pyramid
12/31/1999	2,502	—		2,502
12/31/2000	115,725	—		115,725

	118,227	—		118,227	25,892	25,892

US Rubber
1/1/01 - 6/30/01	168,894	168,894	10/31/2002	—	—	—

Total SRLY	3,367,351	370,788		2,996,563	1,129,576	1,129,142

NON SRLY Losses	Amount	Used	Period	Balance Remaining	Deferred asset	Books
Champion
10/31/2001	688,263	—		688,263
10/31/2002	1,661,866	—		1,661,866
10/31/2003	755,192			755,192
10/31/2004	—	—		—

	3,105,321	—		3,105,321	1,055,809	1,055,809

Danzer
10/31/2002	683,874			683,874
10/31/2003	1,648,610			1,648,610
10/31/2004	1,631,283			1,631,283

	3,963,767	—		3,963,767	1,585,507	1,585,941

Pyramid
10/31/2001	16,960	—		16,960
10/31/2002	116,630			116,630
10/31/2003	338,355			338,355
10/31/2004	783,836	—		783,836

	1,255,781	—		1,255,781	275,016	275,124

Obsidian Leasing
10/31/2002	1,060,173	286,572	10/31/2003	773,601
10/31/2003	—			—
10/31/2004	1,038,212			1,038,212

	2,098,385	286,572		1,811,813	724,725	724,925

United Expressline
10/31/2003	695,279			695,279
10/31/2004	726,367	—		726,367

	1,421,646	—		1,421,646	595,669	595,669
US Rubber
10/31/2001	78,436	78,436	10/31/2002	—
10/31/2003	336,623			336,623
10/31/2004	654,467			654,467

	1,069,526	78,436		991,090	369,677	369,676

Obsidian Enterprises
10/31/2001	643,048	—		643,048
10/31/2002	1,542,175			1,542,175
10/31/2003	2,084,866			2,084,866
10/31/2004	3,608,038	—		3,608,038

	7,878,127	—		7,878,127	3,151,251	3,151,250

Consolidation Entries
10/31/2001		273,300	United	(273,300)
10/31/2002		755,674	United	(755,674)
10/31/2002		547,347	Bal of rubber	(547,347)
10/31/2003	—	—	interco reverse	—
10/31/2004		334,568	Classic	(334,568)

	—	1,910,889		(1,910,889)	(783,464)	(785,000)

Total Non-SRLY	20,792,553	2,275,897		18,516,656	6,974,190	6,973,394

Remaining Non-SRLY
Total 10/31/01	1,426,707	351,736		1,074,971
Total 10/31/02	5,064,718	1,589,593		3,475,125
Total 10/31/03	5,858,925	—		5,858,925
Total 10/31/03	8,442,203	334,568		8,107,635

	20,792,553	2,275,897		18,516,656

Total All Losses	24,159,904	2,646,685		21,513,219	8,103,766	8,102,536

Classic Manufacturing, Inc.

Discounted Cash Flow Analysis

	Annualized
		Year Ending October 31						CAGR
($000)
	2004	Year 1	Year 2	Year 3	Year 4	Year 5	Terminal	Yrs 1-5
Net Revenue	$8,099	$9,426	$10,369	$10,671	$11,045	$11,432	$11,775	5%
Cost of Revenues	6,744	7,776	8,449	8,695	8,889	9,088	9,360	4%

Gross Profit	$1,356	$1,650	$1,920	$1,976	$2,156	$2,344	$2,415	9%
Gross Margin	16.7%	17.5%	18.5%	18.5%	19.5%	20.5%	20.5%
Salaries—Officers		185	191	196	202	208	214	3%
Salaries—Others		408	422	437	452	468	482	4%
Employee Benefits		127	131	136	141	146	150	4%
Insurance		83	91	94	97	101	104	5%
Taxes		23	25	26	27	27	28	5%
Travel & Entertainment		25	28	29	30	31	32	5%
Business Expense		277	305	314	325	336	346	5%
Professional Fees		9	10	11	11	11	12	5%
Depreciation/Amortization	209	150	85	88	89	90	69	(12)%
Miscellaneous Expense		21	23	23	24	25	26	5%

Total Operating Expenses	925	1,308	1,311	1,353	1,397	1,443	1,463	2%
Operating Expenses/Revenue	11.4%	13.9%	12.6%	12.7%	12.6%	12.6%	12.4%
Income from Operations	431	342	610	623	759	902	952	27%
Operating Margin	5.3%	3.6%	5.9%	5.8%	6.9%	7.9%	8.1%	21%
Interest Expenses	0	0	0	0	0	0	0
Non-operating Income/(Expense)	0	0	0	0	0	0	0

Net Income Before Tax	431	342	610	623	759	902	952	27%
Taxes	172	0	0	0	0	0	0
Effective Tax Rate	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Net Income	259	342	610	623	759	902	952	27%
	3.2%	3.6%	5.9%	5.8%	6.9%	7.9%	8.1%	21%
EBITDA	640	492	694	711	848	991	1,021	19%
EBITDA Margin	7.9%	5.2%	6.7%	6.7%	7.7%	8.7%	8.7%	14%
Depreciation/Amortization	209	150	85	88	89	90	69	(12)%
Change in NWC		178	(105)	(36)	(35)	(36)	(41)
Working Capital Days
A/R 17	670	439	483	497	514	532	548
Inv. 54	1,731	1,150	1,250	1,286	1,315	1,344	1,385
A/P 21	1,081	447	486	500	511	523	539

Working Capital	1,320	1,142	1,247	1,283	1,318	1,354	1,395
Cash Impact from Working Cap.		178	(105)	(36)	(35)	(36)	(41)
Operating Cash Flow		669	590	675	813	955	980
Capital Expenditures	(60)	(60)	(62)	(64)	(67)	(67)	(69)
Free Cash Flows		$609	$528	$611	$746	$888	$911	10%

Classic Manufacturing, Inc.

Amortization Schedule

(in $000's)	Balance 10/31/2004	Remaining Life (Yrs.)	Monthly Amort.	10/31/05	10/31/06	10/31/07	10/30/08	10/30/09	10/30/10	10/30/11	10/29/12	10/29/13	10/29/14
Non-Compete Covenants	98.33	2.50	3.28	39.34	39.34	19.67
Brand	336.30	9.50	2.95	35.40	35.40	35.40	35.40	35.40	35.40	35.40	35.40	35.40	17.70
Facility Fee LOC	7.50	1.50	0.42	5.00	2.50
Facility Fee 2	0.95	4.50	0.02	0.22	0.22	0.22	0.22	0.11
Facility Fee 3	6.91	2.50	0.23	2.76	2.76	1.38
Escrow Agent's Fee	0.75	1.50	0.04	0.50	0.25
Field Exam	1.13	1.50	0.06	0.76	0.38
Legal Fees	10.89	1.50	0.61	7.26	3.63
Amortization Expense				91.24	84.47	56.66	35.62	35.51	35.40	35.40	35.40	35.40	17.70
			40%	0	0	0	0	0	14.16	14.16	14.16	14.16	7.08
PV of tax shield				$20

Classic Manufacturing, Inc.

ADJUSTED NET ASSET VALUE

Based on Asset Appraisals

	As of March 31, 2005			As of March 31, 2005
			FMV Adjustments
	Unadjusted			Adjusted
ASSETS (In $000's)
Current Assets
Cash	$6	0%		$6	0%
Accounts Receivable (Net)	670	14%		670	19%
Accounts Receivable—Related Parties	0	0%		—	0%
Inventories	1,731	36%		1,731	49%
Deferred Income Taxes	0	0%		—	0%
Prepaid Expenses and Other	10	0%	(10)	0	0%

Total Current Assets	2,417	51%	(10)	2,407	69%
Property, Plant, & Equipment
Leasehold Improvements	195	4%	(9)	186	5%
Machinery and Equipment	498	10%	(117)	380	11%
Office Equipment, Furniture and Fixtures	55	1%	(5)	50	1%
Vehicles	49	1%	0	49	1%

Gross Property, Plant & Equipment	797	17%		665	19%
Accumulated Depreciation	(125)	(3)%	125	0	0%

Net Property, Plant & Equip.	672	14%	(7)	665	19%
Other Assets
Goodwill	1,271	27%	(1,271)	—	0%
Other Intangible Assets (Net)	425	9%	0	425	12%
Deferred Financing Costs (Net)	0	0%		—	0%

Total Other Assets	1,695	35%	(1,271)	425	12%
TOTAL ASSETS	$4,784	100%	$(1,287)	$3,497	100%
LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	1,081	23%		1,081	31%
Accounts Payable—Related Parties	0	0%		—	0%
Accrued Payroll and Related Taxes	158	3%		158	5%
Other Accrued Expenses	0	0%		—	0%
Current Portion of Long-Term Debt	0	0%		—	0%

Total Current Liabilities	1,239	26%	0	1,239	35%
Long-Term Liabilities
Long-Term Debt (Net of Current Portion)	712	15%	(124)	589	17%
Line of Credit (2)	0	0%		—	0%
Deferred Taxes to Parent Company	0	0%		—	0%
Liabilities and Capital (3)	905	19%		905	26%

Total Long-Term Liabilities	1,617	34%	(124)	1,494	43%
Total Liabilities	2,857	60%	(124)	2,733	78%
Stockholders' Equity
Common Stock	11	0%		11	0%
Additional Paid-in Capital	1,815	38%		1,815	52%
Retained Earnings	101	2%	(1,164)	(1,063)	(30)%

Total Equity	1,927	40%	(1,164)	764	22%
TOTAL LIABILITIES & EQUITY	$4,784	100%	(1,287)	$3,497	100%
Total Interest Bearing Debt				1,494

Classic Manufacturing, Inc.

COMPARATIVE BALANCE SHEET

Based on Internal Statements—Unadjusted

	As of March 31st		As Of October 31st		As Of October 31st
							As Of December 31st
(In $000's)
	2005		2004(1)		2004		2003		2002		2001		2000
			Audited Numbers
ASSETS
Current Assets
Cash	$6	0%	$41	1%	$41	1%	$645	31%	$583	28%	$431	27%	$645	38%
Accounts Receivable (Net)	670	14%	423	10%	455	11%	215	10%	415	20%	310	19%	153	9%
Accounts Receivable—Related Parties	0	0%	14	0%	0	0%	0	0%	0	0%	0	0%	0	0%
Inventories	1,731	36%	1,181	28%	1,236	31%	949	46%	770	38%	601	37%	667	39%
Deferred Income Taxes	0	0%	54	1%	0	0%	0	0%	0	0%	0	0%	0	0%
Prepaid Expenses and Other	10	0%	38	1%	4	0%	1	0%	1	0%	6	0%	6	0%

Total Current Assets	2,417	51%	1,751	42%	1,736	44%	1,810	88%	1,768	86%	1,348	84%	1,472	87%
Property, Plant, & Equipment
Leasehold Improvements	195	4%	195	5%	195	5%	276	13%	258	13%	212	13%	126	7%
Machinery and Equipment	498	10%	495	12%	495	12%	344	17%	336	16%	334	21%	355	21%
Office Equipment, Furniture and Fixtures	55	1%	51	1%	51	1%	119	6%	148	7%	110	7%	125	7%
Vehicles	49	1%	49	1%	49	1%	33	2%	14	1%	14	1%	24	1%

Gross Property, Plant & Equipment	797	17%	791	19%	791	20%	772	38%	756	37%	670	42%	630	37%
Accumulated Depreciation	(125)	(3)%	(67)	(2)%	(67)	(2)%	(529)	(26)%	(474)	(23)%	(407)	(25)%	(403)	(24)%

Net Property, Plant & Equip.	672	14%	724	17%	724	18%	243	12%	282	14%	263	16%	227	13%
Other Assets
Goodwill	1,271	27%	1,271	30%	1,271	32%	0	0%	0	0%	0	0%	0	0%
Other Intangible Assets (Net)	425	9%	435	10%	254	6%	0	0%	0	0%	0	0%	0	0%
Deferred Financing Costs (Net)	0	0%	28	1%	0	0%	0	0%	0	0%	0	0%	0	0%

Total Other Assets	1,695	35%	1,733	41%	1,524	38%	0	0%	0	0%	0	0%	0	0%
TOTAL ASSETS	$4,784	100%	$4,208	100%	$3,984	100%	$2,052	100%	$2,050	100%	$1,611	100%	$1,699	100%
LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	1,081	23%	401	10%	600	15%	266	13%	285	14%	174	11%	243	14%
Accounts Payable—Related Parties	0	0%	180	4%	0	0%	0	0%	0	0%	0	0%	0	0%
Accrued Payroll and Related Taxes	158	3%	74	2%	0	0%	0	0%	0	0%	0	0%	0	0%
Other Accrued Expenses	0	0%	72	2%	131	3%	68	3%	78	4%	59	4%	75	4%
Current Portion of Long-Term Debt	0	0%	306	7%	305	8%	0	0%	0	0%	0	0%	0	0%

Total Current Liabilities	1,239	26%	1,032	25%	1,036	26%	333	16%	363	18%	232	14%	318	19%
Long-Term Liabilities
Long-Term Debt (Net of Current Portion)	712	15%	543	13%	666	17%	25	1%	99	5%	174	11%	214	13%
Line of Credit(2)	0	0%	580	14%	0	0%	0	0%	0	0%	0	0%	0	0%
Deferred Taxes to Parent Company	0	0%	297	7%	0	0%	0	0%	0	0%	0	0%	0	0%
Liabilities and Capital(3)	905	19%	0	0%	580	15%	0	0%	0	0%	0	0%	0	0%

Total Long-Term Liabilities	1,617	34%	1,420	34%	1,246	31%	25	1%	99	5%	174	11%	214	13%
Total Liabilities	2,857	60%	2,452	58%	2,282	57%	359	17%	462	23%	407	25%	531	31%
Stockholders' Equity
Common Stock	11	0%	11	0%	1,600	40%	40	2%	40	2%	40	2%	40	2%
Additional Paid-in Capital	1,815	38%	1,589	38%	0	0%	0	0%	0	0%	0	0%	0	0%
Retained Earnings	101	2%	156	4%	102	3%	1,654	81%	1,548	76%	1,164	72%	1,128	66%

Total Equity	1,927	40%	1,756	42%	1,702	43%	1,694	83%	1,588	77%	1,204	75%	1,168	69%
TOTAL LIABILITIES & EQUITY	4,784	100%	4,208	100%	3,984	100%	2,052	100%	2,050	100%	1,611	100%	1,699	100%
Net Working Capital	1,177	25%	719	17%	699	18%	1,476	72%	1,405	69%	1,115	69%	1,155	68%
NWC as a % of Sales		13%		9%		9%		20%		19%		18%		16%

Notes:

(1)
Classic Manufacturing, Inc. was purchased by Obsidian Enterprises, Inc. on May 1, 2004. Classic Manufacturing, Inc. is currently a wholly owned subsidiary of Obsidian Enterprises, Inc.

(2)
Line of credit classified as long-term debt on audited financial statements. See footnote #1 in the audit for further detail.

(3)
Liabilities and Capital represent outstanding debt owed to parent company.

Classic Manufacturing, Inc.

COMPARATIVE INCOME STATEMENT

Based on Internal Statements—Unadjusted

							12 Months Ended
(In $000's)	5 Months Ended March 31, 2005		6 Months Ended October 31, 2004(1)		10 Months Ended October 31, 2004		December 31, 2003		December 31, 2002		December 31, 2001		December 31, 2000
			Audited Numbers
Net Sales	$3,645	100%	$4,061	100%	$6,749	100%	$7,423	100%	$7,246	100%	$6,202	100%	$7,216	100%
Cost of Sales	3,056	84%	3,302	81%	5,620	83%	6,173	83%	6,002	83%	5,299	85%	6,038	84%

Gross Profit	590	16%	759	19%	1,130	17%	1,250	17%	1,244	17%	903	15%	1,177	16%
Selling, General & Administrative Expenses	394	11%	494	12%	770	11%	759	10%	721	10%	625	10%	674	9%

Income from Operations	196	5.4%	265	7%	359	5%	491	7%	523	7%	278	4%	503	7%
Interest Expense	(24)	(1%)	(34)	(1%)	(10)	(0%)	28	0%	23	0%	29	0%	36	0%

Income Before Taxes	171	5%	231	6%	350	5%	519	7%	546	8%	307	5%	539	7%
Income Taxes (Credits)	0	0%	74	2%	123	2%	0	0%	0	0%	0	0%	0	0%

Tax Rate	0%		32%		35%		0%		0%		0%		0%
Net Income	$171	5%	$156	4%	$227	3%	$519	7%	$546	8%	$307	5%	$539	7%
CAPEX			7
Depreciation	43		77		77		89		67		64		74
Amortization	38		97		97		0		0		0		0
Notes: EBITDA	$277	8%	$439	11%	$533	8%	$580	8%	$589	8%	$342	6%	$578	8%
(EBITDA Calculated: Income from Operations + Depreciation + Amortization)

Notes:

(1)
Classic Manufacturing, Inc. was purchased by Obsidian Enterprises, Inc. on May 1, 2004.

Classic Manufacturing, Inc. is currently a wholly owned subsidiary of Obsidian Enterprises, Inc.

Classic Manufacturing, Inc.

RATIO ANALYSIS

Based on Internal Statements—Unadjusted

	5 Months Ended March 31, 2005	6 Months Ended October 31, 2004	10 Months Ended October 31, 2004	12 Months Ended December 31, 2003	12 Months Ended December 31, 2002	12 Months Ended December 31, 2001	12 Months Ended December 31, 2000
Liquidity
Current (EOY)	1.95	1.70	1.67	5.43	4.87	5.80	4.64
Current (AVG)	1.83	1.69	2.59	5.14	5.23	5.13	n/a
Quick (EOY) (Cash & Accounts Rec.)	0.55	0.45	0.48	2.58	2.75	3.19	2.51
Quick (AVG) (Cash & Accounts Rec.)	0.50	0.46	0.99	2.67	2.92	2.80	n/a
Capitalization
Interest-Bearing Debt / Assets	15%	34%	24%	1%	5%	11%	13%
Assets / Equity	2.48	2.40	2.34	1.21	1.29	1.34	1.45
Interest coverage	8.02	7.78	37.65	(17.72)	(22.81)	(9.69)	(14.06)
Efficiency
Receivable Days Out (EOY)	28.0	19.0	12.3	5.3	10.5	9.1	3.9
Receivable Days Out (AVG)	22.8	19.7	15.1	15.5	18.3	13.6	n/a
Inventory Days Out (EOY)	86.1	65.3	40.1	28.1	23.4	20.7	20.2
Inventory Days Out (AVG)	72.4	66.8	59.1	50.8	41.7	43.7	n/a
Payables Days Out (EOY)	53.8	22.2	19.5	7.9	8.7	6.0	7.3
Payables Days Out (AVG)	36.9	27.7	23.4	16.3	13.9	14.4	n/a
After-Tax Return on Assets	8.6%	7.4%	11.4%	50.6%	53.2%	38.1%	63.5%
After-Tax Return on Equity	21.3%	17.8%	26.6%	61.3%	68.7%	51.0%	92.3%
Profitability/DuPont Analysis (Strategic Profit Model)
Gross Margin	16.2%	18.7%	16.7%	16.8%	17.2%	14.6%	16.3%
Operating Margin	5.4%	6.5%	5.3%	6.6%	7.2%	4.5%	7.0%
Profit Before Tax	4.7%	5.7%	5.2%	7.0%	7.5%	4.9%	7.5%
Net Margin	4.7%	3.8%	3.4%	7.0%	7.5%	4.9%	7.5%
X
Asset Utilization	1.9	2.0	2.7	3.6	4.0	3.7	4.2
=
Return on Average Assets (ROA)	9.1%	7.6%	9.0%	25.3%	29.8%	18.5%	31.7%
X
Leverage	2.5	2.4	2.3	1.2	1.3	1.3	1.5
=
Return on Equity (ROE)	22.7%	18.3%	21.1%	30.7%	38.5%	24.8%	46.2%

Danzer Industries, Inc.

Discounted Cash Flow Analysis

		Actual	Year Ending October 31						CAGR
($000)
		2004	Year 1	Year 2	Year 3	Year 4	Year 5	Terminal	Yrs 1-5
Net Revenue		$5,456	$11,389	$11,958	$12,556	$13,184	$13,843	$14,259	5%
Cost of Revenues		5,948	10,742	10,806	11,130	11,464	11,808	12,162	2%

Gross Profit		(492)	$647	$1,152	$1,426	$1,720	$2,035	$2,096	33%
Gross Margin		-9.0%	5.7%	9.6%	11.4%	13.0%	14.7%	14.7%
Total General and Admin. Expenses		51	1,101	1,134	1,168	1,203	1,239	1,277	3%
Operating Expenses/Revenue		0.9%	9.7%	9.5%	9.3%	9.1%	9.0%	9.0%
Income from Operations		(543)	(454)	18	258	517	796	820
Operating Margin		(10.0)%	(4.0)%	0.2%	2.1%	3.9%	5.7%	5.7%
Interest Expenses		0	0	0	0	0	0	0
Non-operating Income/(Expense)		0	0	0	0	0	0	0

Income Before Tax		(543)	(454)	18	258	517	796	820
Taxes		0	0	0	0	0	0	0
Effective Tax Rate		40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Net Income		(543)	(454)	18	258	517	796	820
		(10.0)%	(4.0)%	0.2%	2.1%	3.9%	5.7%	5.7%
EBITDA		(463)	(374)	98	338	597	876	902
EBITDA Margin		(8.5)%	(3.3)%	0.8%	2.7%	4.5%	6.3%	6.3%
Depreciation/Amortization		80	80	80	80	80	80	82	0%
Change in NWC		192	(1,431)	(50)	(66)	(69)	(72)	(53)	(53)%

Working Capital	Days
A/R	30	498	936	983	1,032	1,084	1,138	1,172
Inv.	56	997	1,648	1,658	1,708	1,759	1,812	1,866
A/P	37	1,430	1,089	1,095	1,128	1,162	1,197	1,233

Working Capital		65	1,495	1,545	1,611	1,680	1,752	1,805

Cash Impact from Working Cap.			(1,431)	(50)	(66)	(69)	(72)	(53)

Operating Cash Flow			(1,805)	48	272	528	804	849
Capital Expenditures			(80)	(80)	(80)	(80)	(80)	(82)

Free Cash Flows			$(1,885)	$(32)	$192	$448	$724	$767

Danzer Industries, Inc.

ADJUSTED NET ASSET VALUE

Based on Asset Appraisals

	As of March 31, 2005			As of March 31, 2005
Assets: (In $000s)			FMV Adjustments
	Unadjusted			Adjusted
Current Assets
Cash	$124	6%		$124	4%
Accounts Receivable (Gross)	934	43%		934	30%
Accounts Receivable—Other	0	0%		0	0%
Less: Reserves	(435)	(20)%		(435)	(14)%

Net Accounts Receivable	498	23%	(31)	467	15%
Related Party	0	0%		0	0%
Inventories	997	46%		997	32%
InterCompany	(1,507)	(70)%	0	(1,507)	(48)%
Prepaid Expenses and Other	6	0%		6	0%

Total Current Assets	119	6%	(31)	88	3%
Property, Plant, & Equipment
Land, Buildings and Improvements	1,640	76%	160	1,800	58%
Machinery and Equipment	917	42%	123	1,041	33%
Office Equipment, Furniture and Fixtures	163	8%	(133)	30	1%
Vehicles	193	9%	(46)	147	5%

Gross Property, Plant & Equipment	2,913	135%		3,017	97%
Accumulated Depreciation	(881)	(41)%	881	0	0%

Net Property, Plant & Equipment	2,032	94%	985	3,017	97%
Goodwill	0	0%		0	0%
Other Intangible Assets	0	0%		0	0%
Deferred Loan Acquisition Costs	8	0%		8	0%

Total Other Assets	8	0%		8	0%
TOTAL ASSETS	$2,160	100%	$954	$3,114	100%
LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	1,430	66%		1,430	46%
Accounts Payable—Related Parties	0	0%		0	0%
Line of Credit	0	0%		0	0%
Current Portion of Long-Term Debt	35	2%		35	1%
Accrued Payroll and Related Taxes	253	12%		253	8%
Other Accrued Expenses	(1)	(0)%		(1)	(0)%

Total Current Liabilities	1,717	80%	0	1,717	55%
Long-Term Debt	3,738	173%	(1,831)	1,908	61%
Amount due to Parent	0	0%		0	0%

Total Long-Term Liabilities	3,738	173%	(1,831)	1,908	61%
Total Liabilities	5,456	253%	(1,831)	3,625	116%
Stockholders' Equity
Common Stock	4,113	190%		4,113	132%
Retained Earnings	(7,410)	(343)%	2,785	(4,625)	(149)%

Total Equity	(3,296)	(153)%	2,785	(511)	(16)%
TOTAL LIABILITIES & EQUITY	2,160	100%	954	3,114	100%
Total Interest Bearing Debt				1,943

Danzer Industries, Inc.

COMPARATIVE BALANCE SHEET

Unadjusted

	As of March 31											W. Avg. Balances
			As Of October 31								CAGR
(In $000s)
	2005		2004(1)		2003(1)		2002		2001(2)		2002-2004	2002-2004
	Internal Numbers		Internal Numbers		Internal Numbers				Restated
ASSETS
Current Assets
Cash	$124	6%	$22	1%	$11	1%	$92	3%	$19	0%	(51)%	$30	1%
Accounts Receivable (Gross)	934	43%	328	9%	779	44%	696	22%	738	12%	(31)%	540	18%
Accounts Receivable—Other	0	0%	587	15%	0	0%	0	0%	0	0%		293	10%
Less: Reserves	(435)	(20)%	(429)	(11)%	(469)	(27)%	(473)	(15)%	(70)	(1)%		(450)	(15)%

Net Accounts Receivable	498	23%	485	13%	310	18%	223	7%	668	11%		383	13%
Related Party	0	0%	32	1%	0	0%	64	2%	0	0%	(29)%	27	1%
Inventories	997	46%	1,073	28%	885	50%	540	17%	557	9%	41%	922	31%
InterCompany	(1,507)	(70)%	0	0%	(1,507)	(85)%	0	0%	0	0%		(502)	(17)%
Prepaid Expenses and Other	6	0%	75	2%	128	7%	74	2%	50	1%	0%	93	3%

Total Current Assets	119	6%	1,688	44%	(172)	(10)%	993	31%	1,294	20%	30%	952	32%
Property, Plant, & Equipment
Land	100	5%	100	3%	100	6%	100	3%	100	2%	0%	100	3%
Buildings and Improvements	1,540	71%	1,539	40%	1,210	69%	1,200	38%	1,200	19%	13%	1,373	45%
Machinery and Equipment	917	42%	897	24%	827	47%	827	26%	755	12%	4%	862	29%
Office Equipment, Furniture and Fixtures	163	8%	158	4%	157	9%	157	5%	100	2%	0%	157	5%
Vehicles	193	9%	182	5%	172	10%	136	4%	150	2%	16%	171	6%

Gross Property, Plant & Equipment	2,913	135%	2,876	75%	2,466	140%	2,420	77%	2,305	36%	9%	2,663	88%
Accumulated Depreciation	(881)	(41)%	(762)	(20)%	(545)	(31)%	(299)	(9)%	(73)	(1)%	60%	(613)	(20)%

Net Property, Plant & Equipment	2,032	94%	2,114	55%	1,921	109%	2,121	67%	2,233	35%	(0)%	2,051	68%
Goodwill	0	0%	0	0%	0	0%	0	0%	2,730	43%		0	0%
Other Intangible Assets	0	0%	0	0%	0	0%	47	1%	68	1%	(100)%	8	0%
Deferred Loan Acquisition Costs	8	0%	11	0%	17	1%	0	0%	0	0%		11	0%

Total Other Assets	8	0%	11	0%	17	1%	47	1%	2,798	44%	(52)%	19	1%
TOTAL ASSETS	$2,160	100%	$3,812	100%	$1,766	100%	$3,161	100%	$6,324	100%	10%	$3,021	100%
LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	1,430	66%	704	18%	470	27%	288	9%	280	4%	56%	557	18%
Accounts Payable—Related Parties	0	0%	598	16%	0	0%	4	0%	0	0%	1137%	300	10%
Line of Credit	0	0%	0	0%	0	0%	875	28%	75	1%		146	5%
Current Portion of Long-Term Debt	35	2%	0	0%	47	3%	1,107	35%	223	4%	(100)%	200	7%
Accrued Payroll and Related Taxes	253	12%	101	3%	158	9%	136	4%	124	2%	(14)%	126	4%
Other Accrued Expenses	(1)	(0)%	351	9%	69	4%	38	1%	73	1%	203%	205	7%

Total Current Liabilities	1,717	80%	1,755	46%	745	42%	2,448	77%	775	12%	(15)%	1,534	51%
Long-Term Debt	3,738	173%	3,218	84%	2,363	134%	81	3%	1,109	18%	531%	2,410	80%
Amount due to Parent	0	0%	1,507	40%	0	0%	384	12%	337	5%	98%	817	27%

Total Long-Term Liabilities	3,738	173%	4,725	124%	2,363	134%	465	15%	1,446	23%	219%	3,228	107%
Total Liabilities	5,456	253%	6,480	170%	3,109	176%	2,913	92%	2,221	35%	49%	4,761	158%
Stockholders' Equity
Common Stock	4,113	190%	4,113	108%	4,113	233%	4,113	130%	4,113	65%	(0)%	4,113	136%
Retained Earnings	(7,410)	(343)%	(6,781)	(178)%	(5,456)	(309)%	(3,865)	(122)%	(10)	(0)%		(5,853)	(194)%

Total Equity	(3,296)	(153)%	(2,667)	(70)%	(1,343)	(76)%	248	8%	4,103	65%		(1,740)	(58)%
TOTAL LIABILITIES & EQUITY	2,160	100%	3,812	100%	1,766	100%	3,161	100%	6,324	100%	10%	3,022	100%
Net Working Capital	(1,598)	(74)%	(67)	(2)%	(918)	(52)%	(1,455)	(46)%	519	8%		(582)	(19)%

NWC as a % of Sales		(51)%		(1)%		(24)%		(38)%		12%		Avg.	(21)%

(1)
Differing classifications of Internal Numbers result in discrepancies between internal and audited numbers.

(2)
Danzer Industries, Inc. was acquired by Obsidian Enterprises, Inc. on June 23, 2001. Danzer Industries, Inc. is now a wholly-owned subsidiary of Obsidian Enterprises, Inc.

Danzer Industries, Inc.

COMPARATIVE INCOME STATEMENT

Based on Audited Statements—Unadjusted

			12 Months Ended October 31
									Period from June 22 to October 31 2001
	5 Months Ended March 31 2005										CAGR 2002-2004	W. Avg. Balances 2002-2004
(In $000's)			2004		2003		2002
	Internal Numbers		Internal Numbers		Internal Numbers
Net Sales	$3,148	100%	$5,456	100%	$3,751	100%	$3,879	100%	$1,425	100%	19%	$4,625	100%
Cost of Sales	3,374	107%	5,948	109%	4,168	111%	3,548	91%	1,045	73%	29%	4,955	107%

Gross Profit	(226)	(7)%	(492)	(9)%	(417)	(11)%	330	9%	380	27%		(330)	(7)%
Selling, General & Admin. Expenses	379	12%	51	1%	1,083	29%	1,360	35%	356	25%	(81)%	613	13%

Operating Income	(605)	(19)%	(543)	(10)%	(1,500)	(40)%	(1,030)	(27)%	24	2%		(943)	(20)%
Other Income/(Expense)
Interest Expense	(124)	(4)%	(229)	(4)%	(142)	(4)%	(91)	(2)%	(34)	(2)%	59%	(177)	(4)%
Other Income/(Expense)	100	3%	(451)	(8)%	31	1%	(720)	(19)%	0	0%		(335)	(7)%

Total Other Income (Expense)	(24)	(1)%	(680)	(12)%	(112)	(3)%	(811)	(21)%	(34)	(2)%	(8)%	(512)	(11)%
Income Before Taxes	(629)	(20)%	(1,223)	(22)%	(1,611)	(43)%	(1,840)	(47)%	(10)	(1)%		(1,456)	(31)%
Income Taxes (Credits)	0	0%	0	0%	0	0%	0	0%	0	0%		0	0%

Tax Rate	0%		0%		0%		0%		0%
Net Income, before cumulative effect of change in accounting principle	$(629)	(20)%	$(1,223)	(22)%	$(1,611)	(43)%	$(1,840)	(47)%	$(10)	(1)%		$(1,456)	(31)%
Cumulative effect of change in accounting principle							(2,015)
Net Loss							$(3,855)
CAPEX							160		5		(100)%	27	1%
Depreciation			251		246		229		73		5%	245	5%
Amortization			6		30		46		91		(64)%	21
Notes: EBITDA	$(605)	(19)%	$(287)	(5)%	$(1,224)	(33)%	$(755)	(19)%	$188	13%		(677)	(15)%
(EBITDA Calculated: Income from Operations + Depreciation + Amortization)

Danzer Industries, Inc.

RATIO ANALYSIS

Based on Audited Statements—Unadjusted

	2005	2004	2003	2002	2001
Liquidity
Current (AVG)	0.52	0.61	0.26	0.71	n/a
Current (EOY)	0.07	0.96	-0.23	0.41	1.67
Quick (AVG)	0.41	0.46	0.49	0.48	n/a
Quick (EOY)	0.62	0.20	1.06	0.32	0.98
Capitalization
Interest-Bearing Debt / Assets	173%	124%	134%	15%	23%
Avg. Assets / Avg. Equity	-1.00	-1.39	-4.50	2.18	1.54
Interest coverage	(4.88)	(2.37)	(10.53)	(11.33)	0.70
Efficiency
Receivable Days Out (AVG) (Net)	23.8	26.6	25.9	41.9
Receivable Days Out (EOY) (Net)	24.1	32.5	30.2	21.0	171.0
Inventory Days Out (AVG)	46.7	60.1	62.4	56.4
Inventory Days Out (EOY)	44.9	65.9	77.5	55.5	64.8
Payables Days Out (AVG)	48.1	36.0	33.2	29.2
Payables Days Out (EOY)	64.5	43.2	41.2	29.6	32.6
After-Tax Return on Avg. Assets	(50.5)%	(43.9)%	(65.4)%	(38.8)%	(0.2)%
After-Tax Return on Avg. Equity	50.6%	61.0%	294.4%	(84.6)%	(0.2)%
Profitability/DuPont Analysis (Strategic Profit Model)
Gross Margin	(7.2)%	(9.0)%	(11.1)%	8.5%	26.7%
Operating Margin	(19.2)%	(10.0)%	(40.0)%	(26.5)%	1.7%
Profit Before Tax	(20.0)%	(22.4)%	(43.0)%	(47.4)%	(0.7)%
Net Margin	(20.0)%	(22.4)%	(43.0)%	(47.4)%	(0.7)%
X
Asset Utilization	2.5	2.0	1.5	0.8	0.2
=
Return on Avg. Assets (ROA)	(50.5)%	(43.9)%	(65.4)%	(38.8)%	(0.2)%
X
Leverage	-1.0	-1.4	-4.5	2.2	1.5
=
Return on Avg. Equity (ROE)	50.6%	61.0%	294.4%	(84.6)%	(0.2)%

Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc.

Discounted Cash Flow Analysis

	Actual	Forecasted						CAGR
	2004	Year 1	Year 2	Year 3	Year 4	Year 5	Terminal	Yrs. 1-5
	(In $000s)
Lease Revenue	$5,342	$5,237	$5,499	$5,774	$6,063	$6,366	$6,557	5.0%
Cost of Revenue	4,317	3,675	3,859	4,052	4,255	4,468	4,602	5.0%

Gross Profit	$1,026	$1,562	$1,640	$1,722	$1,808	$1,898	$1,955	5.0%
Gross Margin	19%	30%	30%	30%	30%	30%	30%
Selling, General, & Admin.	1,527	1,274	1,263	1,001	886	844	870	(9.8)%

Operating Income	(501)	288	377	721	922	1,054	1,085
Operating Margin	(9.4)%	5.5%	6.9%	12.5%	15.2%	16.6%	16.6%
Other Income (Expense)
Interest Expense	0	0	0	0	0	0	0
Interest Income & Other	0	0	0	0	0	0	0

Total Other Income (Expense)	0	0	0	0	0	0	0
Income Before Taxes	(501)	288	377	721	922	1,054	1,085
Pre-Tax Margin	(9.4)%	5.5%	6.9%	12.5%	15.2%	16.6%	16.6%
Note: EBITDA		885	943	1,020	1,085	1,154	1,188	6.8%
Corporate Taxes	0	0	0	0	0	0	0

Effective Tax Rate	0%	0%	0%	0%	0%	0%	0%
Net Income	(501)	288	377	721	922	1,054	1,085
Net Margin	(9.4)%	5.5%	6.9%	12.5%	15.2%	16.6%	16.6%
Depreciation		588	567	299	163	100	103
Amortization		9	0	0	0	0	0
Cash Source / (Use) from NWC		(79)	(4)	(4)	(5)	(5)	(3)

Net Working Capital Days
Accounts Receivable 20	185	287	301	316	332	349	359	5.0%
Accounts Payable 20	178	201	211	222	233	245	252	5.0%

Net Working Capital	7	86	90	94	99	104	107	5.0%

Cash Source / (Use) from NWC	293	(79)	(4)	(4)	(5)	(5)	(3)

Operating Cash Flow		806	939	1,015	1,080	1,149	1,185	9.3%
Capital Expenditures		(100)	(100)	(100)	(100)	(100)	(103)	0.0%

Free Cash Flows		$706	$839	$915	$980	$1,049	$1,082	10.4%

Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc.

CAPEX & Depreciation Model on Tax Basis

		PROJECTED DEPRECIATION
	Gen. CAPEX							DEPR. AMOUNTS	Date In Service	Purchase Amount	% Assumed Depreciated
		Year 1	Year 2	Year 3	Year 4	Year 5	Terminal
Year Life—Avg.	7
Salvage %	0
Coach #
1	14	7	7					14	12/1/99	136	5/7	89.6%
2	14	7	7					14	12/1/99	137	5/7	89.6%
4	16	8	8					16	12/1/99	155	5/7	89.6%
5	18	9	9					18	12/1/99	170	5/7	89.6%
9	38	19	19					38	12/1/99	366	5/7	89.6%
10	38	19	19					38	12/1/99	366	5/7	89.6%
12	43	22	22					43	12/1/99	416	5/7	89.6%
13	47	24	24					47	12/1/99	452	5/7	89.6%
14	47	24	24					47	12/1/99	452	5/7	89.6%
17	47	24	24					47	12/1/99	452	5/7	89.6%
18	58	29	29					58	12/1/99	562	5/7	89.6%
19	53	26	26					53	12/1/99	506	5/7	89.6%
20	43	22	22					43	12/1/99	416	5/7	89.6%
21	47	24	24					47	12/1/99	452	5/7	89.6%
29	68	23	23	23				68	6/7/00	392	4/7	82.7%
30	67	22	22	22				67	6/7/00	388	4/7	82.7%
36	87	29	29	29				87	9/1/00	501	4/7	82.7%
38	74	25	25	25				74	9/1/00	427	4/7	82.7%
75	124	31	31	31	31			124	5/15/01	429	3/7	71.2%
76	123	31	31	31	31			123	5/15/01	428	3/7	71.2%
100	81	27	27	27				81	9/1/00	467	4/7	82.7%

Remaining Depreciable Coaches	1,147	449	449	187	62	0	0	1147		8,071
Non-Coach Depreciation		125	89	70	44	22		350
CAPEX
Year 1	100	14	14	14	14	14	14
Year 2	100		14	14	14	14	14
Year 3	100			14	14	14	14
Year 4	100				14	14	14
Year 5	100					14	14
Terminal Year	103						15
Total Depreciation		588	567	299	163	94	86
Projected Depreciation in DCF		588	567	299	163	100	103

Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc.

ADJUSTED NET ASSET VALUE

	As of March 31, 2005			As of March 31, 2005
(In $000s)	Unadjusted		FMV Adjustments	Adjusted
Assets:
Current Assets
Cash	$14	0%		$14	0%
Accounts Receivable	185	2%		185	3%
Accounts Receivable—Related Party	1,764	21%	(1,932)	(168)	(3)%
Prepaid Expenses & Other	113	1%	(113)	0	0%

Total Current Assets	2,076	25%	(2,045)	31	0%
Equipment
Buildings & Improvements	55	1%
Machinery & Equipment	77	1%
Furniture & Fixtures	67	1%
Coach Fleet & Vehicles	8,478	101%

Gross Equipment	8,676	104%
Less: Accumulated Depreciation	(2,408)	(29)%

Net Equipment	6,269	75%	0	6,269	100%
Other Assets
Debt Issuance Costs	9	0%	(9)	0	0%

Total Other Assets	9	0%	(9)	0	0%
Total Assets	8,354	100%	(2,055)	6,299	100%
Liabilities & Stockholders' Equity:
Current Liabilities
Current Maturities of L-T Debt	3,389	41%		3,389	54%
Accounts Payable—Trade	178	2%		178	3%
Accounts Payable—Related Parties	3,199	38%		3,199	51%
Accrued Expenses	20	0%		20	0%
Customer Deposits	66	1%		66	1%

Total Current Liabilities	6,852	82%	0	6,852	109%
L-T Debt—Net of Current Portion	1,719	21%	(1,748)	(30)	(0)%
L-T Debt—Related Parties	3,140	38%		3,140	50%
Deferred Income Taxes	2,355	28%	(2,355)	0	0%

Total Liabilities	14,065	168%	(4,103)	9,962	158%
Stockholders' Equity
Common Stock	88	1%
Accumulated Deficit	(5,799)	(69)%

Total Stockholders' Equity	(5,711)	(68)%	2,048	(3,663)	(58)%
Liabilities & Stockholders' Equity	8,354	100%	(2,055)	6,299	100%
Total Interest Bearing Debt				6,499

Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc.

COMPARATIVE BALANCE SHEET

Unadjusted Per McGladrey & Pullen Audit Report Except for Interim 2005

	As of March 31st		As of October 31st								CAGR	W. Avg. Balance
	2005		2004		2003		2002		2001		2002-2004	2002-2004
	From Internal Financials								Pyramid Coach Only
		(In $000s)
Assets:
Current Assets
Cash	$14	0%	$25	0%	$75	1%	$72	1%	$18	2%	(41)%	$49	1%
Accounts Receivable	185	2%	278	3%	393	5%	308	3%	376	44%	(5)%	322	4%
Accounts Receivable—Related Party	1,764	21%	1,618	19%	780	9%	634	7%	373	44%	60%	1,174	14%
Prepaid Expenses & Other	113	1%	22	0%	40	0%	9	0%	0	0%	59%	26	0%

Total Current Assets	2,076	25%	1,942	23%	1,288	15%	1,023	11%	767	90%	38%	1,571	18%
Equipment
Buildings & Improvements	55	1%	0	0%	0	0%	0	0%	0	0%		0	0%
Machinery & Equipment	77	1%	86	1%	77	1%	77	1%	0	0%	5%	81	1%
Furniture & Fixtures	67	1%	67	1%	59	1%	50	1%	42	5%	15%	61	1%
Coach Fleet & Vehicles	8,478	101%	8,790	102%	8,745	104%	9,576	103%	71	8%	(4)%	8,906	103%

Gross Equipment	8,676	104%	8,942	104%	8,880	106%	9,704	105%	112	13%	(4)%	9,048	105%
Less: Accumulated Depreciation	(2,408)	(29)%	(2,303)	(27)%	(1,847)	(22)%	(1,541)	(17)%	(23)	(3)%	22%	(2,024)	(23)%

Net Equipment	6,269	75%	6,640	77%	7,033	84%	8,163	88%	90	10%	(10)%	7,025	81%
Other Assets
Debt Issuance Costs	9	0%	14	0%	48	1%	81	1%	0	0%	(59)%	36	0%

Total Other Assets	9	0%	14	0%	48	1%	81	1%	0	0%	(59)%	36	0%
Total Assets	8,354	100%	8,596	100%	8,369	100%	9,267	100%	857	100%	(4)%	8,632	100%
Liabilities & Stockholders' Equity:
Current Liabilities
Current Maturities of L-T Debt	3,389	41%	3,631	42%	366	4%	696	8%	8	1%	128%	2,054	24%
Accounts Payable—Trade	178	2%	214	2%	93	1%	72	1%	147	17%	72%	150	2%
Accounts Payable—Related Parties	3,199	38%	2,427	28%	1,300	16%	1,009	11%	388	45%	55%	1,815	21%
Accrued Expenses	20	0%	19	0%	35	0%	48	1%	12	1%	(37)%	29	0%
Customer Deposits	66	1%	87	1%	286	3%	234	3%	320	37%	(39)%	178	2%

Total Current Liabilities	6,852	82%	6,378	74%	2,080	25%	2,060	22%	874	102%	76%	4,226	49%
L-T Debt—Net of Current Portion	1,719	21%	1,776	21%	5,583	67%	7,646	83%	23	3%	(52)%	4,023	47%
L-T Debt—Related Parties	3,140	38%	2,876	33%	2,579	31%	1,588	17%	0	0%	35%	2,563	30%
Deferred Income Taxes	2,355	28%	2,355	27%	1,782	21%	1,530	17%	0	0%	24%	2,027	23%

Total Liabilities	14,065	168%	13,385	156%	12,024	144%	12,825	138%	897	105%	2%	12,838	149%
Stockholders' Equity
Common Stock	88	1%	88	1%	88	1%	88	1%	88	10%	0%	88	1%
Accumulated Deficit	(5,799)	(69)%	(4,878)	(57)%	(3,743)	(45)%	(3,646)	(39)%	(128)	(15)%	16%	(4,294)	(50)%

Total Stockholders' Equity	(5,711)	(68)%	(4,790)	(56)%	(3,655)	(44)%	(3,558)	(38)%	(40)	(5)%	16%	(4,206)	(49)%
Liabilities & Stockholders' Equity	8,354	100%	8,596	100%	8,369	100%	9,267	100%	857	100%	(4)%	8,632	100%
Net Working Capital	(4,775)	(57)%	(4,436)	(52)%	(792)	(9)%	(1,038)	(11)%	(107)	(12)%	107%	(2,655)	(31)%

NWC % of sales		(198)%		(83)%		(11)%		(17)%		(2)%		Simple Avg.	(28)%

Notes:

(1)
See financial statements for exact debt classifications. Internally prepared March 31, 2005 financial statements differ substantially from the audited financials shown for previous years.

Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc.

COMPARATIVE INCOME STATEMENT

Unadjusted Per McGladrey & Pullen Audit Report Except for Interim 2005

			Fiscal Year Ended October 31st
(In $000s)	5 Mos. Ended March 31st 2005								10 Mos. Ended October. 31 2001		CAGR 2002-2004	W. Avg. Balance 2002-2004
			2004		2003		2002
	From Internal Financials								Pyramid Coach Only
Lease Revenue (Less Obs. Lease. Rev)	$1,003	100%	$5,342	100%	$7,047	100%	$6,197	100%	$3,931	100%	(7.2)%	$6,053	100%
Cost Of Revenue (Less O.L. Costs)	1,023	102%	4,317	81%	5,096	72%	3,896	63%	3,469	88%	5%	4,506	74%

Gross Profit	(20)	(2.0)%	1,026	19.2%	1,951	27.7%	2,301	37.1%	461	11.7%	(33)%	1,547	26%
Selling, General, & Administrative	600	60%	1,527	29%	1,212	17%	1,212	20%	448	11%	12%	1,369	23%

Operating Income (Loss)	(620)	(61.8)%	(501)	(9.4)%	739	10.5%	1,089	17.6%	14	0.3%		177	3%
Other Income (Expense)
Interest Expense	(291)	(29)%	(785)	(15)%	(794)	(11)%	(1,102)	(18)%	0	0%	(16)%	(841)	(14)%
Loss on Debt Refinancing	0	0%	0	0%	0	0%	(182)	(3)%	0	0%
Other Income (Expense)	(11)	(1)%	(1)	(0)%	(31)	(0)%	(11)	(0)%	0	0%		(12)	(0)%

Total Other Income (Expense)	(301)	(30.1)%	(786)	(14.7)%	(825)	(11.7)%	(1,295)	(20.9)%	0	0.0%	(22)%	(884)	(15)%
Income (Loss) Before Taxes	(921)	(91.9)%	(1,286)	(24.1)%	(86)	(1.2)%	(206)	(3.3)%	14	0.3%	150%	(706)	(12)%
Income Tax Benefit (Expense)	0	0%	152	3%	(155)	(2)%	59	1%	0	0%	60%	34	1%

Effective Tax Rate	0%		(12)%		181%		(29)%		0%			49%
Net Income (Loss)	$(921)	(91.9)%	$(1,134)	(21.2)%	$(241)	(3.4)%	$(147)	(2.4)%	$14	0.3%	178%	$(672)	(11)%

Note: Depreciation & Amort (Estimated)	191	19%	456	9%	306	4%	n/a		n/a
EBITDA	(439)	(44)%	(45)	(1)%	1,014	14%	n/a		n/a
CAPEX (Estimated)	(266)		62		(824)
EBITDA Net of CAPEX	(173)	(17)%	(107)	(2)%	1,838	26%	n/a		n/a

Notes:

Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc.

RATIO ANALYSIS

	2005	2004	2003	2002	2001
Liquidity
Current (AVG)	0.30	0.38	0.56	0.61
Current (EOY)	0.30	0.30	0.62	0.50	0.88
Quick (AVG)	0.04	0.09	0.20	0.26
Quick (EOY)	0.03	0.05	0.23	0.18	0.45
Capitalization
Interest Bearing Debt / Equity (EOY)	(1.44)	(1.73)	(2.33)	(2.79)	(0.77)
Long-Term Debt / Equity (EOY)	(0.85)	(0.97)	(2.23)	(2.60)	(0.58)
Avg. Assets / Avg. Equity	(1.61)	(2.01)	(2.44)	(2.81)	(21.30)
Interest coverage	(2.13)	(0.64)	0.93	0.99	n/a
Efficiency
Accounts Receivable Days Out (Avg.)	35.1	22.9	18.2	20.1
Accounts Receivable Days Out (EOY)	28.0	19.0	20.4	18.1	29.1
Accounts Payables Days Out. (Avg.)	29.1	13.0	5.9	10.3
Accounts Payables Days Out. (EOY)	26.4	18.1	6.7	6.8	12.9
Avg. Return on Average Assets	(26.1)%	(13.4)%	(2.7)%	(2.9)%	1.9%
Profitability / Dupont Analysis (Strategic Profit Model)
Gross Margin	(2.0)%	19.2%	27.7%	37.1%	11.7%
Operating Margin	(61.8)%	(9.4)%	10.5%	17.6%	0.3%
Profit Before Tax	(91.9)%	(24.1)%	(1.2)%	(3.3)%	0.3%
Net Margin	(91.9)%	(21.2)%	(3.4)%	(2.4)%	0.3%
×
Avg. Asset Utilization	0.3	0.6	0.8	1.2	5.5
=
Return on Avg. Assets (ROA)	(26.1)%	(13.4)%	(2.7)%	(2.9)%	1.9%
×
Avg. Leverage	(1.6)	(2.0)	(2.4)	(2.8)	(21.3)
=
Return on Avg. Equity (ROE)	not meaningful

United Expressline, Inc.

Discounted Cash Flow Analysis

		Historical	Fiscal Year Ended October 31						CAGR
($000)
		10/31/04	Year 1	Year 2	Year 3	Year 4	Year 5	Terminal	Yrs 1-5
Net Sales		$38,328	$40,628	$43,065	$44,788	$46,356	$47,978	$49,417	4%
Cost of Sales		34,577	35,184	36,606	38,070	39,402	40,781	42,004	4%

Gross Profit		$3,751	$5,444	$6,459	$6,718	$6,954	$7,197	$7,413	7%
Gross Margin		9.8%	13.4%	15.0%	15.0%	15.0%	15.0%	15.0%
Selling, General & Admin. Expenses		2,715	2,844	2,928	3,046	3,152	3,263	3,361	3%
Amortization Expense		289	259	215	82	82	82	0	(25)%
Depreciation		183	175	113	113	113	113	52	(10)%

Total Operating Expenses		3,187	3,278	3,256	3,241	3,347	3,458	3,412	1%
Operating Expenses/Revenue		8.3%	8.1%	7.6%	7.2%	7.2%	7.2%	6.9%
Income from Operations		564	2,166	3,203	3,477	3,607	3,739	4,001	15%
Operating Margin		1.5%	5.3%	7.4%	7.8%	7.8%	7.8%	8.1%	10%
Interest Expenses		0	0	0	0	0	0	0
Non-operating Income/(Expense)		0	0	0	0	0	0	0

Income Before Tax		564	2,166	3,203	3,477	3,607	3,739	4,001	15%
Taxes		226	0	0	0	0	0	0
Effective Tax Rate		40.0%	40.0%	40.0%	40.0%	40.0%	40.0%	40.0%
Net Income		338	2,166	3,203	3,477	3,607	3,739	4,001	15%
		0.9%	5.3%	7.4%	7.8%	7.8%	7.8%	8.1%
EBITDA		1,036	2,600	3,531	3,672	3,802	3,934	4,052	11%
EBITDA Margin		2.7%	6.4%	8.2%	8.2%	8.2%	8.2%	8.2%
Depreciation and Amortization		472	434	328	195	195	195	52	(18)%
Change in NWC		135	52	(627)	(176)	(173)	(31)	(155)

Work. Cap.	Days
A/R	24	2,486	1,857	1,968	2,047	2,118	2,193	2,259
Inv.	48	4,506	4,526	4,708	4,872	5,043	4,933	5,081
A/P	28	2,794	2,237	1,903	1,970	2,039	1,973	2,032

Working Capital		4,198	4,146	4,773	4,949	5,122	5,153	5,308

Cash Impact from Working Cap.			52	(627)	(176)	(173)	(31)	(155)

Operating Cash Flow		946	2,652	2,904	3,496	3,629	3,903	3,897
Capital Expenditures		(100)	(100)	(50)	(50)	(50)	(50)	(52)
Free Cash Flows		$846	$2,552	$2,854	$3,446	$3,579	$3,853	$3,846	11%

United Expressline, Inc.

CAPEX & Depreciation Model

					Actual	Projected Depreciation
	Gen. CAPEX	Year Life	Book Value	Remaining Life								Depr. Amounts
					2004	2005	2006	2007	2008	2009	TY
Year Life—Avg.	5
Salvage %	0
Net PP&E as of 10/31/04
Land	259		259
Construction in Progress 1800-00	27		27
Building 1620-00	798	40	724	36.3		20	20	20	20	20	20	120
Building 1620-01	398	40	362	36.4		10	10	10	10	10	10	60
Improvements 1760-05	8	2	0	0.0		0	0	0	0	0		0
Furnitures & Fixtures 1730-00	96	5	51	2.7		19	19	13	0	0		51
Furnitures & Fixtures 1730-01	16	5	5	1.7		3	2	0	0	0		5
Furnitures & Fixtures 1730-05	11	5	5	2.4		2	2	1	0	0		5
Machinery & Equipment 1680-00	265	7	122	3.2		38	38	38	8	0		122
Machinery & Equipment 1680-01	193	7	94	3.4		28	28	28	12	0		94
Machinery & Equipment 1680-05	115	7	80	4.9		16	16	16	16	15		80
Vehicles 1740-00	200	5	74	1.8		40	34	0	0	0		74
Vehicles 1740-01	29	5	18	3.2		6	6	6	1	0		18

Net PP&E	2,414		1,823

CAPEX
2005	100					20	20	20	20	20
2006	50						10	10	10	10	10
2007	50							10	10	10	10
2008	50								10	10	10
2009	50									10	10
Terminal Year	52										10

Total Depreciation					$183	202	205	171	117	105	80

Projected Depreciation in DCF						202	205	171	117	105	80

	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018
Building 1620-00	0	0	0	0	0	20	20	20	20	20	20	20	20	20
Building 1620-01	0	0	0	0	0	10	10	10	10	10	10	10	10	10

Sum	0	0	0	0	0	30	30	30	30	30	30	30	30	30
Tax Shield	0	0	0	0	0	12	12	12	12	12	12	12	12	12
40%
Present Value of Depr. Tax Shield	$27

United Expressline, Inc.

ADJUSTED NET ASSET VALUE

Based on Asset Appraisals

	As of March 31, 2005			As of March 31, 2005
(In $000s)			FMV Adjustments
	Unadjusted			Adjusted
Assets:
Current Assets
Cash	$523	3%		523	5%
Accounts Receivable (Net)	2,229	13%	(268)	1,961	18%
Accounts Receivable—Related Parties	45	0%		45	0%
Accounts Receivable—Other	232	1%		232	2%
Inventories	5,486	32%		5,486	49%
Deferred Income Tax Assets	199	1%	(199)	0	0%
Prepaid Expenses and Other	147	1%	(147)	0	0%

Total Current Assets	8,860	51%	(614)	8,246	74%
Property, Plant, & Equipment
Land, Buildings and Improvements	1,489	9%	(99)	1,390	13%
Machinery and Equipment	573	3%		573	5%
Office Equipment, Furniture and Fixtures	123	1%		123	1%
Vehicles	229	1%		229	2%

Gross Property, Plant & Equipment	2,414	14%		2,315	21%
Accumulated Depreciation(1)	(592)	(3)%	365	(227)	(2)%

Net Property, Plant & Equipment	1,822	11%	266	2,088	19%
Other Assets
Deposits	8	0%	(8)	0	0%
Goodwill	5,784	34%	(5,784)	0	0%
Other Intangible Assets	783	5%	0	783	7%
Deferred Loan Acquisition Costs	0	0%		0	0%
Deferred Compensation Funds	0	0%		0	0%
Deferred Income Tax Assets	0	0%		0	0%

Total Other Assets	6,575	38%	(5,792)	783	7%
					0%

TOTAL ASSETS	$17,257	100%	(6,140)	$11,117	100%
LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	4,063	24%		4,063	37%
Accounts Payable—Related Parties	486	3%		486	4%
Line of Credit	2,500	14%		2,500	22%
Current Portion of Capital Lease Obligation	15	0%		15	0%
Current Portion of Cap. Lease Oblig.—Rel. Party	0	0%		0	0%
Current Portion of Long-Term Debt	138	1%		138	1%
Accrued Payroll and Related Taxes	454	3%		454	4%
Other Accrued Expenses	200	1%		200	2%

Total Current Liabilities	7,855	46%	0	7,855	71%

Long-Term Liabilities
Long-Term Debt	5,168	30%		5,168	46%
Long-Term Debt—Related Party	0	0%		0	0%
Amount due to Parent	3,418	20%	(3,900)	(482)	(4)%
Capital Lease Obligation	0	0%		0	0%
Capital Lease Obligation—Related Party	31	0%		31	0%
Deferred Compensation	0	0%		0	0%
Deferred Income Tax Liabilities	321	2%	(321)	0	0%

Total Long-Term Liabilities	8,938	52%	(4,221)	4,717	42%
Total Liabilities	16,793	97%	(4,221)	12,573	113%
Stockholders' Equity
Common Stock	1,500	9%		1,500	13%
Retained Earnings	(1,036)	(6)%	(1,919)	(2,955)	(27)%

Total Equity	464	3%	(1,919)	(1,455)	(13)%
TOTAL LIABILITIES & EQUITY	17,257	100%	(6,140)	11,117	100%

Notes:

(1)
A 62% reduction was taken to Accumulated Depreciation to remove the depreciation associated with the Land, Buildings and Improvements (these assets account for approximately 62% of total fixed assets).

Total Interest Bearing Debt	7,370

United Expressline, Inc.

COMPARATIVE BALANCE SHEET

Based on Audited Statements—Unadjusted

												W. Avg. Balances
			As Of October 31st								CAGR
(In $000s)	As of March 31 2005(1)
			2004		2003		2002		2001(2)		2002-2004	2002-2004
	Internal Numbers
ASSETS
Current Assets
Cash	$523	3%	$571	3%	$1,002	6%	$588	4%	$411	3%	(1)%	$717	4%
Accounts Receivable (Net)	2,229	13%	2,486	15%	1,471	9%	1,475	9%	1,442	9%	30%	1,979	12%
Accounts Receivable—Related Parties	45	0%	293	2%	111	1%	27	0%	532	3%	229%	188	1%
Accounts Receivable—Other	232	1%	0	0%	0	0%	0	0%	10	0%		0	0%
Inventories	5,486	32%	4,506	27%	4,581	28%	5,047	30%	3,768	23%	(6)%	4,621	27%
Deferred Income Tax Assets	199	1%	199	1%	150	1%	141	1%	93	1%	19%	173	1%
Prepaid Expenses and Other	147	1%	369	2%	237	1%	148	1%	186	1%	58%	288	2%

Total Current Assets	8,860	51%	8,424	50%	7,551	45%	7,426	44%	6,442	39%	7%	7,967	47%
Property, Plant, & Equipment
Land	259	2%	259	2%	259	2%	259	2%	259	2%	0%	259	2%
Buildings and Improvements	1,230	7%	1,203	7%	1,203	7%	1,183	7%	1,136	7%	1%	1,200	7%
Machinery and Equipment	573	3%	573	3%	556	3%	500	3%	402	2%	7%	555	3%
Office Equipment, Furniture and Fixtures	123	1%	123	1%	111	1%	74	0%	18	0%	28%	111	1%
Vehicles	229	1%	215	1%	221	1%	193	1%	193	1%	6%	213	1%

Gross Property, Plant & Equipment	2,414	14%	2,373	14%	2,350	14%	2,209	13%	2,008	12%	4%	2,338	14%
Accumulated Depreciation	(592)	(3)%	(515)	(3)%	(340)	(2)%	(173)	(1)%	(32)	(0)%	72%	(400)	(2)%

Net Property, Plant & Equipment	1,822	11%	1,858	11%	2,010	12%	2,036	12%	1,976	12%	(4)%	1,938	12%
Other Assets
Deposits	8	0%	8	0%	9	0%	9	0%	5	0%	(8)%	8	0%
Goodwill	5,784	34%	5,784	34%	5,784	35%	5,784	35%	5,829	36%	(0)%	5,784	34%
Other Intangible Assets	783	5%	865	5%	1,124	7%	1,383	8%	1,643	10%	(21)%	1,038	6%
Deferred Loan Acquisition Costs	0	0%	39	0%	68	0%	118	1%	147	1%	(43)%	62	0%
Deferred Compensation Funds	0	0%	0	0%	0	0%	0	0%	356	2%		0	0%
Deferred Income Tax Assets	0	0%	0	0%	62	0%	0	0%	17	0%		21	0%

Total Other Assets	6,575	38%	6,696	39%	7,047	42%	7,295	44%	7,998	49%	(4)%	6,913	41%
TOTAL ASSETS	$17,257	100%	$16,978	100%	$16,609	100%	$16,757	100%	$16,415	100%	1%	$16,818	100%
LIABILITIES & EQUITY:
Current Liabilities
Accounts Payable	4,063	24%	2,794	16%	1,718	10%	2,172	13%	1,748	11%	13%	2,332	14%
Accounts Payable—Related Parties	486	3%	435	3%	563	3%	634	4%	380	2%	(17)%	511	3%
Line of Credit	2,500	14%	4,000	24%	250	2%	0	0%	3,112	19%		2,083	12%
Current Portion of Capital Lease Obligation	15	0%	22	0%	32	0%	29	0%	27	0%	(12)%	27	0%
Current Portion of Cap. Lease Oblig.—Rel. Party	0	0%	7	0%	6	0%	0	0%	0	0%		5	0%
Current Portion of Long-Term Debt	138	1%	3,698	22%	502	3%	647	4%	1,008	6%	139%	2,124	13%
Accrued Payroll and Related Taxes	454	3%	414	2%	435	3%	377	2%	262	2%	5%	415	2%
Other Accrued Expenses	200	1%	341	2%	210	1%	466	3%	361	2%	(15)%	318	2%

Total Current Liabilities	7,855	46%	11,710	69%	3,716	22%	4,325	26%	6,898	42%	65%	7,815	46%
Long-Term Liabilities
Long-Term Debt	5,168	30%	1,511	9%	8,913	54%	8,763	52%	6,010	37%	(58)%	5,187	31%
Long-Term Debt—Related Party	0	0%	1,100	6%	900	5%	0	0%	0	0%		850	5%
Amount due to Parent	3,418	20%	1,505	9%	1,505	9%	1,505	9%	1,505	9%	0%	1,505	9%
Capital Lease Obligation	0	0%	0	0%	22	0%	54	0%	83	1%	(100)%	16	0%
Capital Lease Obligation—Related Party	31	0%	34	0%	41	0%	0	0%	0	0%		31	0%
Deferred Compensation	0	0%	0	0%	0	0%	0	0%	356	2%		0	0%
Deferred Income Tax Liabilities	321	2%	321	2%	0	0%	110	1%	0	0%		179	1%

Total Long-Term Liabilities	8,938	52%	4,471	26%	11,381	69%	10,432	62%	7,954	48%	(35)%	7,767	46%
Total Liabilities	16,793	97%	16,181	95%	15,097	91%	14,757	88%	14,852	90%	5%	15,582	93%
Stockholders' Equity
Common Stock	1,500	9%	1,500	9%	1,500	9%	1,500	9%	1,500	9%	0%	1,500	9%
Retained Earnings	(1,036)	(6)%	(703)	(4)%	12	0%	500	3%	63	0%		(264)	(2)%

Total Equity	464	3%	797	5%	1,512	9%	2,000	12%	1,563	10%	(37)%	1,236	7%
TOTAL LIABILITIES & EQUITY	17,257	100%	16,978	100%	16,609	100%	16,757	100%	16,415	100%	1%	16,818	100%
Net Working Capital	1,004	6%	(3,286)	(19)%	3,835	23%	3,101	19%	(457)	(3)%		152	1%

NWC as a % of Sales		3%		(8)%		10%		8%		(1)%		Avg.	3%

(1)
Differing classifications of Internal Numbers result in discrepancies between internal and audited numbers for Accounts Receivable, Accounts Payable and Outstanding Debt.

(2)
United Expressline, Inc. was acquired by Obsidian Enterprises, Inc. on July 31, 2001.

        United Expressline, Inc. is now a wholly-owned subsidiary of Obsidian Enterprises, Inc.

United Expressline, Inc.

COMPARATIVE INCOME STATEMENT

Based on Audited Statements—Unadjusted

	5 Months Ended March 31st		12 Months Ended October 31st						3 Months Ended October 31st			W. Avg. Balances
											CAGR
(In $000's)
	2005		2004		2003		2002		2001		2002-2004	2002-2004
	Internal Numbers
Net Sales	$13,473	100%	$38,668	100%	$37,962	100%	$37,093	100%	$9,225	100%	2%	$38,170	100%
Cost of Sales	12,134	90%	34,855	90%	34,190	90%	31,726	86%	7,909	86%	5%	34,112	89%

Gross Profit	1,340	10%	3,813	10%	3,772	10%	5,367	14%	1,316	14%	(16)%	4,058	11%
Selling, General & Administrative Expenses	1,140	8%	3,381	9%	3,145	8%	3,358	9%	822	9%	0%	3,298	9%

Operating Income	200	1%	432	1%	628	2%	2,009	5%	494	5%	(54)%	760	2%
Other Income (Expense)
Interest Expense	(585)	(4)%	(1,342)	(3)%	(1,244)	(3)%	(1,186)	(3)%	(299)	(3)%	6%	(1,283)	(3)%
Other	(120)	(1)%	6	0%	4	0%	19	0%	0	0%	(46)%	7	0%

Total Other Income (Expense)	(705)	(5)%	(1,336)	(3)%	(1,240)	(3)%	(1,167)	(3)%	(299)	(3)%	7%	(1,276)	(3)%
Income Before Taxes	(505)	(4)%	(904)	(2)%	(612)	(2)%	842	2%	194	2%		(516)	(1)%
Income Taxes (Credits)	(173)	(1)%	(189)	(0)%	(124)	(0)%	404	1%	98	1%		(68)	(0)%

Tax Rate	34%		21%		20%		48%		51%

Net Income	$(333)	(2)%	$(715)	(2)%	$(488)	(1)%	$437	1%	$96	1%		$(447)	(1)%

CAPEX	n/a		34		56		206		4		(59)%	70	0%
Depreciation	77		183		167		141		32		14%	170	0%
Amortization	120		290		309		289		170		0%	296

Notes: EBITDA	$397	3%	$904	2%	$1,103	3%	$2,439	7%	$696	8%	(39)%	1,226	3%

(EBITDA Calculated: Income from Operations + Depreciation + Amortization)

United Expressline, Inc.

RATIO ANALYSIS

Based on Audited Statements—Unadjusted

	5 Months Ended March 31, 2005	2004	2003	2002	3 Months Ended October 31, 2001
Liquidity
Current (AVG)	0.88	1.04	1.86	1.24	n/a
Current (EOY)	1.13	0.72	2.03	1.72	0.93
Quick (AVG) (Cash & Accounts Rec.)	0.30	0.36	0.56	0.35	n/a
Quick (EOY) (Cash & Accounts Rec.)	0.35	0.26	0.67	0.48	0.27
Capitalization
Interest-Bearing Debt / Assets	65%	70%	73%	66%	72%
Avg. Assets / Avg. Equity	27.15	14.55	9.50	9.31	10.50
Interest coverage	0.34	0.32	0.50	1.69	1.65
Efficiency
Receivable Days Out (AVG)	26.6	18.7	14.2	14.3	n/a
Receivable Days Out (EOY)	25.2	23.5	14.1	14.5	14.3
Inventory Days Out (AVG)	62.6	47.6	51.4	50.7	n/a
Inventory Days Out (EOY)	68.8	47.2	48.9	58.1	43.5
Payables Days Out (AVG)	43.0	23.6	20.8	22.6	n/a
Payables Days Out (EOY)	50.9	29.3	18.3	25.0	20.2
After-Tax Return on Avg. Assets	(4.7)%	(4.3)%	(2.9)%	2.6%
After-Tax Return on Avg. Equity	(126.7)%	(62.0)%	(27.8)%	24.5%
Profitability/DuPont Analysis (Strategic Profit Model)
Gross Margin	9.9%	9.9%	9.9%	14.5%	14.3%
Operating Margin	1.5%	1.1%	1.7%	5.4%	5.4%
Profit Before Tax	(3.8)%	(2.3)%	(1.6)%	2.3%	2.1%
Net Margin	(2.5)%	(1.9)%	(1.3)%	1.2%	1.0%
X
Asset Utilization	1.9	2.3	2.3	2.2
=
Return on Avg. Assets (ROA)	(4.7)%	(4.3)%	(2.9)%	2.6%
X
Leverage	27.2	14.5	9.5	9.3
=
Return on Avg. Equity (ROE)	(126.7)%	(62.0)%	(27.8)%	24.5%

U.S. Rubber Reclaiming, Inc.

Discounted Cash Flow Analysis

			Years Ending October 31st
(In $000s)		Actual 2004							CAGR Yrs. 1-5
			Year 1	Year 2	Year 3	Year 4	Year 5	Terminal
Sales		$10,712	$11,655	$12,005	$12,365	$12,736	$13,118	$13,511	3.0%
Cost of Sales		10,472	10,573	10,890	11,217	11,553	11,900	12,257	3.0%

Gross Profit		$240	$1,082	$1,115	$1,148	$1,183	$1,218	$1,255	3.0%
Gross Margin		2.2%	9.3%	9.3%	9.3%	9.3%	9.3%	9.3%
Selling, General, & Admin.		859	804	828	853	879	905	932	3.0%

Operating Income		(619)	278	287	295	304	313	323	3.0%
Operating Margin		(5.8)%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%
Other Income (Expense)
Interest Expense		0	0	0	0	0	0	0
Interest Income & Other		0	0	0	0	0	0	0

Total Other Income (Expense)		0	0	0	0	0	0	0
Income Before Taxes		(619)	278	287	295	304	313	323	3.0%
Pre-Tax Margin		(5.8)%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%
Note: EBITDA		830	1,866	1,891	1,973	1,385	1,281	941	(9.0)%
Corporate Taxes		(248)	0	0	0	0	0	0

Effective Tax Rate		40%	0%	0%	0%	0%	0%	0%
Net Income		(372)	278	287	295	304	313	323	3.0%
Net Margin		(3.5)%	2.4%	2.4%	2.4%	2.4%	2.4%	2.4%
Depreciation		1,362	1,512	1,604	1,678	1,081	967	618	(10.6)%
Amortization		88	75	0	0	0	0	0
Cash Source / (Use) from NWC		(1,171)	1,259	(85)	(88)	(90)	(93)	(96)
Net Working Capital	Days
Accounts Receivable	50	1,393	1,597	1,644	1,694	1,745	1,797	1,851	3.0%
Inventory	75	3,419	2,172	2,238	2,305	2,374	2,445	2,518	3.0%
Accounts Payable	32	711	927	955	983	1,013	1,043	1,075	3.0%

Net Working Capital		4,101	2,842	2,927	3,015	3,106	3,199	3,295	3.0%
Cash Source / (Use) from NWC		(1,171)	1,259	(85)	(88)	(90)	(93)	(96)
Operating Cash Flow		(93)	3,124	1,806	1,885	1,295	1,187	845	(21.5)%
Capital Expenditures		(697)	(600)	(600)	(600)	(600)	(600)	(618)	0.0%

Free Cash Flows		$(790)	$2,524	$1,206	$1,285	$695	$587	$227	(30.5)%

U.S. Rubber Reclaiming, Inc.

CAPEX & Depreciation Model

		PROJECTED DEPRECIATION
	Gen. CAPEX							DEPR. AMOUNTS
		Year 1	Year 2	Year 3	Year 4	Year 5	TY
Year Life—Avg.	5
Salvage %	0
Net PP&E as of 10/31/04
Land	129
Buildings & Improvements	613							0
Office Furniture & Equipment	22							0
Machinery & Equipment	5,249							0
Net PP&E	6,013	1,392	1,364	1,318	601	367
CAPEX
Year 1	600	120	120	120	120	120
Year 2	600		120	120	120	120	120
Year 3	600			120	120	120	120
Year 4	600				120	120	120
Year 5	600					120	120
Terminal Year	618						124
Total Depreciation		1,512	1,604	1,678	1,081	967	604
Projected Depreciation Used in DCF		1,512	1,604	1,678	1,081	967	618

U.S. Rubber Reclaiming, Inc.

ADJUSTED NET ASSET VALUE

Based on Arwood Auction Appraisal and October 2004 Depreciation Schedule

	As of March 31, 2005			As of March 31, 2005
(In $000s)			FMV Adjustments
	Unadjusted			Adjusted
Assets:
Current Assets
Cash	$(175)	(1)%		$(175)	(1)%
Accounts Receivable	1,393	12%	(180)	1,213	9%
Accounts Receivable—Related Party	192	2%		192	1%
Inventories	3,419	29%		3,419	24%
Deferred Income Taxes—Parent	422	4%	(422)	0	0%
Prepaid Expenses & Other	72	1%	(72)	0	0%

Total Current Assets	5,323	45%	(675)	4,649	33%
Property, Plant, & Equipment
Land	129	1%
Buildings & Improvements	1,030	9%
Office Furniture & Equipment	32	0%
Machinery & Equipment	9,444	80%

Gross Property, Plant & Equip.	10,636	90%
Less: Accumulated Depreciation	(4,577)	(39)%

Net Property & Equipment	6,058	51%	3,544	9,603	67%
Other Assets
Idle Equipment	353	3%	(353)	0	0%
Deferred Financing Costs—Net	75	1%	(75)	0	0%

Total Other Assets	428	4%	(428)	0	0%
Total Assets	11,810	100%	2,441	14,251	100%
Liabilities & Stockholders' Equity:
Current Liabilities
Current Maturities of L-T Debt(1)	2,525	21%		2,525	18%
Accounts Payable—Trade	711	6%		711	5%
Accounts Payable—Related Parties	515	4%		515	4%
Accrued Expenses	643	5%		643	5%

Total Current Liabilities	4,394	37%	0	4,394	31%
L-T Debt—Net of Current Portion(1)	2,667	23%		2,667	19%
L-T Debt—Related Parties(1)	3,085	26%	(2,670)	414	3%
Deferred Income Taxes—Parent	1,557	13%	(1,557)	0	0%

Total Liabilities	11,702	99%	(4,227)	7,475	52%
Stockholders' Equity
Common Stock	1	0%
Additional Paid-In Capital	2,146	18%
Accumulated Deficit	(2,040)	(17)%

Total Stockholders' Equity	107	1%	6,669	6,776	48%
Liabilities & Stockholders' Equity	11,810	100%	2,441	14,251	100%
Total Interest Bearing Debt				5,605

U.S. Rubber Reclaiming, Inc.

COMPARATIVE BALANCE SHEET

Unadjusted Per McGladrey & Pullen Audit Report

	As of March 31st		As of October 31st								CAGR	W. Avg. Balance
(In $000s)
	2005		2004		2003		2002		2001		2001-2004	2001-2004
Assets:
Current Assets
Cash	$(175)	(1)%	$9	0%	$14	0.1%	$41	0.4%	$50	0.5%	(44)%	$21	0%
Accounts Receivable	1,393	12%	1,492	14%	1,489	14%	1,295	11%	1,083	10%	11%	1,411	13%
Accounts Receivable — Related Party	192	2%	192	2%	0	0%	0	0%	76	1%	36%	85	1%
Inventories	3,419	29%	2,211	21%	2,012	18%	1,728	15%	1,239	12%	21%	1,957	18%
Deferred Income Taxes — Parent	422	4%	113	1%	146	1%	209	2%	338	3%	(31)%	165	2%
Prepaid Expenses & Other	72	1%	81	1%	119	1%	139	1%	234	2%	(30)%	119	1%

Total Current Assets	5,323	45%	4,098	39%	3,780	34%	3,412	30%	3,019	29%	11%	3,758	35%
Property, Plant, & Equipment
Land	129	1%	129	1%	129	1%	129	1%	129	1%	0%	129	1%
Buildings & Improvements	1,030	9%	1,030	10%	1,030	9%	1,030	9%	1,030	10%	0%	1,030	9%
Office Furniture & Equipment	32	0%	37	0%	38	0%	53	0%	53	1%	(11)%	42	0%
Machinery & Equipment	9,444	80%	8,815	83%	8,940	81%	8,363	73%	6,813	65%	9%	8,562	79%

Gross Property, Plant & Equip.	10,636	90%	10,012	95%	10,137	92%	9,575	84%	8,025	76%	8%	9,763	90%
Less: Accumulated Depreciation	(4,577)	(39)%	(3,999)	(38)%	(3,064)	(28)%	(1,820)	(16)%	(783)	(7)%	72%	(2,961)	(27)%

Net Property & Equipment	6,058	51%	6,013	57%	7,073	64%	7,755	68%	7,242	69%	(6)%	6,802	63%
Other Assets
Idle Equipment	353	3%	353	3%	0	0%	0	0%	0	0%		141	1%
Deferred Financing Costs—Net	75	1%	98	1%	176	2%	224	2%	282	3%	(30)%	165	2%

Total Other Assets	428	4%	451	4%	176	2%	224	2%	282	3%	17%	306	3%
Total Assets	11,810	100%	10,562	100%	11,028	100%	11,391	100%	10,543	100%	0%	10,866	100%
Liabilities & Stockholders' Equity:
Current Liabilities
Current Maturities of L-T Debt (1)	2,525	21%	5,321	50%	603	5%	619	5%	511	5%	118%	2,484	23%
Accounts Payable — Trade	711	6%	818	8%	571	5%	846	7%	785	7%	1%	746	7%
Accounts Payable — Related Parties	515	4%	359	3%	415	4%	278	2%	0	0%		324	3%
Accrued Expenses	643	5%	176	2%	398	4%	309	3%	321	3%	(18)%	284	3%

Total Current Liabilities	4,394	37%	6,675	63%	1,988	18%	2,052	18%	1,616	15%	60%	3,838	35%
L-T Debt — Net of Current Portion (1)	2,667	23%	6	0%	4,982	45%	4,985	44%	6,651	63%	(91)%	3,159	29%
L-T Debt — Related Parties (1)	3,085	26%	1,999	19%	1,650	15%	1,400	12%	0	0%		1,575	14%
Deferred Income Taxes—Parent	1,557	13%	1,295	12%	1,373	12%	1,713	15%	1,690	16%	(8)%	1,442	13%

Total Liabilities	11,702	99%	9,975	94%	9,993	91%	10,150	89%	9,957	94%	0%	10,014	92%
Stockholders' Equity
Common Stock	1	0%	880	8%	880	8%	880	8%	880	8%	0%	880	8%
Additional Paid-In Capital	2,146	18%	1,267	12%	1,017	9%	1,017	9%	0	0%		1,015	9%
Accumulated Deficit	(2,040)	(17)%	(1,560)	(15)%	(861)	(8)%	(655)	(6)%	(295)	(3)%	74%	(1,043)	(10)%

Total Stockholders' Equity	107	1%	587	6%	1,036	9%	1,241	11%	585	6%	0%	852	8%
Liabilities & Stockholders' Equity	11,810	100%	10,562	100%	11,028	100%	11,391	100%	10,543	100%	0%	10,866	100%
Net Working Capital	929	8%	(2,577)	(24)%	1,792	16%	1,360	12%	1,403	13%	(222)%	(81)	(1)%

NWC % of sales		10%		(24)%		16%		13%		12%	Simple Avg.		4%

Notes:

(1)
See financial statements for exact debt classifications. Internally prepared March 31, 2005 financial statements differ substantially from the audited financials shown for previous years.

U.S. Rubber Reclaiming, Inc.

COMPARATIVE INCOME STATEMENT

Unadjusted Per McGladrey & Pullen Audit Report

			Fiscal Year Ended October 31st
(In $000s)	5 Mos. Ended March 31st 2005								10 Mos. Ended October. 31 2001		CAGR 2002-2004	W. Avg. Balance 2002-2004
			2004		2003		2002
Sales	$4,060	100%	$10,712	100%	$11,005	100%	$10,124	100%	$9,876	100%	2.9%	$10,711	100%
Cost of Sales	4,236	104%	10,472	98%	9,972	91%	9,405	93%	8,884	90%	6%	10,128	95%

Gross Profit	(176)	(4.3)%	240	2.2%	1,033	9.4%	719	7.1%	992	10.0%	(42)%	584	5%
Selling, General, & Administrative	343	8%	859	8%	916	8%	944	9%	784	8%	(5)%	892	8%

Operating Income (Loss)	(518)	(12.8)%	(619)	(5.8)%	117	1.1%	(226)	(2.2)%	207	2.1%	66%	(308)	(3)%
Other Income (Expense)
Interest Expense	(264)	(7)%	(494)	(5)%	(555)	(5)%	(614)	(6)%	(658)	(7)%	(10)%	(535)	(5)%
Interest Income & Other(1)	0	0%	0	0%	2	0%	328	3%	21	0%		55	1%

Total Other Income (Expense)	(264)	(6.5)%	(494)	(4.6)%	(553)	(5.0)%	(287)	(2.8)%	(637)	(6.4)%	31%	(479)	(4)%
Income (Loss) Before Taxes	(782)	(19.3)%	(1,114)	(10.4)%	(436)	(4.0)%	(512)	(5.1)%	(429)	(4.3)%	47%	(788)	(7)%
Income Tax Benefit (Expense)	303	7%	415	4%	231	2%	152	1%	135	1%	65%	309	3%

Effective Tax Rate	(39)%		(37)%		(53)%		(30)%		(31)%			(41)%

Net Income (Loss)	$(479)	(11.8)%	$(699)	(6.5)%	$(206)	(1.9)%	$(361)	(3.6)%	$(295)	(3.0)%	39%	$(478)	(4)%

Note: Depreciation & Amortization	602	15%	1,450	14%	1,333	12%	1,083	11%	905	9%	16%	1,350
EBITDA	83	2%	830	8%	1,452	13%	1,185	12%	1,134	11%	(16)%	1,097	10%
CAPEX	422	10%	697	7%	583	5%	333	3%	1,172	12%	45%	598	6%

EBITDA Net of CAPEX	(338)	(8)%	134	1%	869	8%	853	8%	(39)	(0)%	(60)%	499	5%
Payments to Acquire U.S. Rubber									(5,528)
Proceeds from Equipment Sale									1,050

Notes:

(1)
Insurance recovery of $325,000 is classified in other income in 2002.

U.S. Rubber Reclaiming, Inc.

RATIO ANALYSIS

	2005	2004	2003	2002	2001
Liquidity
Current (AVG)	0.85	0.91	1.78	1.75
Current (EOY)	1.21	0.61	1.90	1.66	1.87
Quick (AVG)	0.25	0.35	0.70	0.67
Quick (EOY)	0.28	0.22	0.76	0.65	0.70
Capitalization
Interest Bearing Debt / Equity (EOY)	77.16	12.49	6.99	5.64	12.23
Long-Term Debt / Equity (EOY)	53.62	3.42	6.40	5.14	11.36
Avg. Assets / Equity	104.30	18.41	10.82	8.83	18.01
Interest coverage	(1.96)	(1.25)	0.21	(0.37)	0.32
Efficiency
Accounts Receivable Days Out (Avg.)	54.0	50.8	46.2	42.9
Accounts Receivable Days Out (EOY)	52.2	50.8	49.4	46.7	33.3
Inventory Days Out. (Avg.)	101.1	73.6	68.4	57.6
Inventory Days Out. (EOY)	122.8	77.1	73.6	67.1	42.4
Accounts Payables Days Out. (Avg.)	27.5	24.2	25.9	31.6
Accounts Payables Days Out. (EOY)	25.5	28.5	20.9	32.8	26.9
Avg. Return on Average Assets	(10.3)%	(6.5)%	(1.8)%	(3.3)%	(3.4)%
Profitability / Dupont Analysis (Strategic Profit Model)
Gross Margin	(4.3)%	2.2%	9.4%	7.1%	10.0%
Operating Margin	(12.8)%	(5.8)%	1.1%	(2.2)%	2.1%
Profit Before Tax	(19.3)%	(10.4)%	(4.0)%	(5.1)%	(4.3)%
Net Margin	(11.8)%	(6.5)%	(1.9)%	(3.6)%	(3.0)%
x
Avg. Asset Utilization	0.9	1.0	1.0	0.9	0.9
=
Return on Assets (ROA)	(10.3)%	(6.5)%	(1.8)%	(3.3)%	(2.8)%
x
Avg. Leverage	104.3	18.4	10.8	8.8	18.0
=
Return on Equity (ROE)	(1072.5)%	(119.2)%	(19.9)%	(29.1)%	(50.3)%

Obsidian Enterprises, Inc.—OBDE

Trading Volume Analysis

Date	Open	High	Low	Close	Volume	Adj. Close	Volume (Trading Only)
3-May-05	1.5	1.5	1.5	1.5	350	1.5	350
2-May-05	1.5	1.5	1.5	1.5	100	1.5	100
29-Apr-05	1.55	1.55	1.55	1.55	0	1.55
28-Apr-05	1.55	1.55	1.55	1.55	0	1.55
27-Apr-05	1.55	1.55	1.55	1.55	500	1.55	500
26-Apr-05	1.55	1.55	1.55	1.55	100	1.55	100
25-Apr-05	2.05	2.05	2.05	2.05	0	2.05
22-Apr-05	2.05	2.05	2.05	2.05	0	2.05
21-Apr-05	2.05	2.05	2.05	2.05	0	2.05
20-Apr-05	2.05	2.05	2.05	2.05	0	2.05
19-Apr-05	2.05	2.05	2.05	2.05	1000	2.05	1000
18-Apr-05	2.05	2.05	2.05	2.05	0	2.05
15-Apr-05	2.05	2.05	2.05	2.05	0	2.05
14-Apr-05	2.05	2.05	2.05	2.05	0	2.05
13-Apr-05	2.1	2.1	2.05	2.05	2500	2.05	2500
12-Apr-05	2.1	2.1	2.1	2.1	0	2.1
11-Apr-05	2.1	2.1	2.1	2.1	0	2.1
8-Apr-05	2.1	2.1	2.1	2.1	0	2.1
7-Apr-05	2.1	2.2	2.1	2.1	1100	2.1	1100
6-Apr-05	2.1	2.25	2.1	2.25	1049	2.25	1049
5-Apr-05	2.25	2.25	2.25	2.25	0	2.25
4-Apr-05	2.25	2.25	2.25	2.25	0	2.25
1-Apr-05	2.25	2.25	2.25	2.25	200	2.25	200
31-Mar-05	2.05	2.05	2.05	2.05	0	2.05
30-Mar-05	2.05	2.05	2.05	2.05	0	2.05
29-Mar-05	2.05	2.05	2.05	2.05	0	2.05
28-Mar-05	2.05	2.05	2.05	2.05	0	2.05
24-Mar-05	2.05	2.05	2.05	2.05	0	2.05
23-Mar-05	2.05	2.05	2.05	2.05	0	2.05
22-Mar-05	2.05	2.05	2.05	2.05	0	2.05
21-Mar-05	2.05	2.05	2.05	2.05	308	2.05	308
18-Mar-05	2.05	2.05	2.05	2.05	484	2.05	484
17-Mar-05	2.75	2.75	2.75	2.75	0	2.75
16-Mar-05	2.5	2.75	2.5	2.75	3660	2.75	3660
15-Mar-05	2.6	2.6	2.5	2.5	1500	2.5	1500
14-Mar-05	2.5	2.5	2.5	2.5	1000	2.5	1000
11-Mar-05	1.9	2.5	1.9	2.5	5490	2.5	5490
10-Mar-05	1.85	1.85	1.85	1.85	0	1.85
9-Mar-05	1.85	1.85	1.85	1.85	0	1.85
8-Mar-05	1.85	1.85	1.85	1.85	0	1.85
7-Mar-05	1.85	1.85	1.82	1.85	3000	1.85	3000
4-Mar-05	1.82	1.85	1.82	1.85	1500	1.85	1500
3-Mar-05	2	2	2	2	100	2	100
2-Mar-05	1.82	1.82	1.82	1.82	0	1.82
1-Mar-05	2.2	2.2	1.8	1.82	7400	1.82	7400
28-Feb-05	3.5	3.5	2.2	2.2	3300	2.2	3300
25-Feb-05	2.4	2.4	2.4	2.4	0	2.4
24-Feb-05	2.4	2.4	2.4	2.4	150	2.4	150
23-Feb-05	2.5	3.15	2.4	3	1900	3	1900

22-Feb-05	3.15	3.15	3.15	3.15	500	3.15	500
18-Feb-05	2.75	2.75	2.75	2.75	0	2.75
17-Feb-05	3	3	2.75	2.75	1450	2.75	1450
16-Feb-05	2.45	2.45	2.45	2.45	100	2.45	100
15-Feb-05	2.41	2.41	2.41	2.41	0	2.41
14-Feb-05	2.41	2.41	2.41	2.41	0	2.41
11-Feb-05	2.41	2.41	2.41	2.41	0	2.41
10-Feb-05	2.2	2.41	2.2	2.41	2870	2.41	2870
9-Feb-05	2.2	2.2	2.2	2.2	0	2.2
8-Feb-05	2.2	2.2	2.2	2.2	0	2.2
7-Feb-05	2.1	2.2	2.1	2.2	1554	2.2	1554
4-Feb-05	2	2	2	2	945	2	945
3-Feb-05	2	2	2	2	540	2	540
2-Feb-05	2.25	2.3	2	2.05	3682	2.05	3682
1-Feb-05	2.25	2.25	2.25	2.25	800	2.25	800
31-Jan-05	3.04	3.04	3.04	3.04	0	3.04
28-Jan-05	3.05	3.05	3.04	3.04	2000	3.04	2000
27-Jan-05	2.25	2.25	2.25	2.25	0	2.25
26-Jan-05	2.25	2.25	2.25	2.25	0	2.25
25-Jan-05	3.15	3.15	2.25	2.25	1500	2.25	1500
24-Jan-05	3	3	2.6	2.6	2900	2.6	2900
21-Jan-05	3	3	3	3	800	3	800
20-Jan-05	3.15	3.15	3.15	3.15	0	3.15
19-Jan-05	3.15	3.15	3.15	3.15	1000	3.15	1000
18-Jan-05	3.5	3.5	3.5	3.5	0	3.5
14-Jan-05	3.5	3.5	3.5	3.5	1000	3.5	1000
13-Jan-05	3.75	3.75	3.75	3.75	0	3.75
12-Jan-05	3.75	3.75	3.75	3.75	0	3.75
11-Jan-05	3.75	3.75	3.75	3.75	0	3.75
10-Jan-05	3.75	3.75	3.75	3.75	0	3.75
7-Jan-05	3.75	3.75	3.75	3.75	0	3.75
6-Jan-05	3.75	3.75	3.75	3.75	1000	3.75	1000
5-Jan-05	3.5	3.5	3.5	3.5	0	3.5
4-Jan-05	3.5	3.5	3.5	3.5	0	3.5
3-Jan-05	3.1	3.5	3.1	3.5	1500	3.5	1500
31-Dec-04	3	3.5	3	3	3854	3	3854
30-Dec-04	3	3.5	3	3	3854	3	3854
29-Dec-04	3	4	3	4	776	4	776
28-Dec-04	3.5	3.5	3.5	3.5	362	3.5	362
27-Dec-04	3.5	5	3.5	5	300	5	300
23-Dec-04	5	5	5	5	100	5	100
22-Dec-04	3.5	3.5	3.5	3.5	600	3.5	600
21-Dec-04	5	5	5	5	0	5
20-Dec-04	5	5	5	5	0	5
17-Dec-04	5	5	5	5	0	5
16-Dec-04	3.5	5	3.5	5	800	5	800
15-Dec-04	4	4	4	4	0	4
14-Dec-04	3.5	4	3.5	4	1075	4	1075
13-Dec-04	3.5	3.5	3.5	3.5	100	3.5	100

10-Dec-04	5.5	5.5	5.5	5.5	0	5.5
9-Dec-04	5.5	5.5	5.5	5.5	0	5.5
8-Dec-04	5.5	5.5	5.5	5.5	0	5.5
7-Dec-04	5.5	5.5	5.5	5.5	0	5.5
6-Dec-04	3.25	5.5	3.25	5.5	500	5.5	500
3-Dec-04	3.25	5.5	3.25	5	1143	5	1143
2-Dec-04	5	5	5	5	0	5
1-Dec-04	5.5	5.5	5	5	3119	5	3119
30-Nov-04	5.5	5.5	5.5	5.5	0	5.5
29-Nov-04	5.5	5.5	5.5	5.5	0	5.5
26-Nov-04	5.5	5.5	5.5	5.5	0	5.5
24-Nov-04	5.5	5.5	5.5	5.5	0	5.5
23-Nov-04	6	6	5.5	5.5	1234	5.5	1234
22-Nov-04	7	7	7	7	0	7
19-Nov-04	3.25	7	3.25	7	580	7	580
18-Nov-04	3.25	6.5	3.25	6.5	300	6.5	300
17-Nov-04	3.6	3.6	3.6	3.6	0	3.6
16-Nov-04	3.6	3.6	3.6	3.6	0	3.6
15-Nov-04	3.6	3.6	3.6	3.6	0	3.6
12-Nov-04	3.6	3.6	3.6	3.6	0	3.6
11-Nov-04	3.6	3.6	3.6	3.6	0	3.6
10-Nov-04	3.6	3.6	3.6	3.6	0	3.6
9-Nov-04	3.6	3.6	3.6	3.6	0	3.6
8-Nov-04	3.6	3.6	3.6	3.6	0	3.6
5-Nov-04	3.5	3.6	3.3	3.6	3500	3.6	3500
4-Nov-04	3.25	3.25	3.25	3.25	0	3.25
3-Nov-04	3.25	3.25	3.25	3.25	0	3.25
2-Nov-04	3.25	3.25	3.25	3.25	500	3.25	500
1-Nov-04	3.25	3.25	3.25	3.25	0	3.25
29-Oct-04	3.25	3.25	3.25	3.25	390	3.25	390
28-Oct-04	2.75	3.6	2.75	3.6	543	3.6	543
27-Oct-04	3	3	3	3	0	3
26-Oct-04	2.75	3	2.75	3	200	3	200
25-Oct-04	3.4	3.4	3.4	3.4	0	3.4
22-Oct-04	2.75	3.4	2.75	3.4	568	3.4	568
21-Oct-04	2.95	2.95	2.95	2.95	0	2.95
20-Oct-04	2.95	2.95	2.95	2.95	0	2.95
19-Oct-04	2.95	2.95	2.95	2.95	0	2.95
18-Oct-04	2.95	2.95	2.95	2.95	443	2.95	443
15-Oct-04	3.1	3.1	3.1	3.1	0	3.1
14-Oct-04	3.1	3.1	3.1	3.1	0	3.1
13-Oct-04	3.1	3.1	3.1	3.1	0	3.1
12-Oct-04	3.1	3.1	3.1	3.1	0	3.1
11-Oct-04	3.1	3.1	3.1	3.1	0	3.1
8-Oct-04	3.1	3.1	3.1	3.1	0	3.1
7-Oct-04	3.1	3.1	3.1	3.1	0	3.1
6-Oct-04	3.1	3.1	3.1	3.1	0	3.1
5-Oct-04	3.5	3.5	3.1	3.1	300	3.1	300
4-Oct-04	3.75	3.75	3.75	3.75	0	3.75

1-Oct-04	3.75	3.75	3.75	3.75	0	3.75
30-Sep-04	3.75	3.75	3.75	3.75	0	3.75
29-Sep-04	3.75	3.75	3.75	3.75	0	3.75
28-Sep-04	3.75	3.75	3.75	3.75	0	3.75
27-Sep-04	3.75	3.75	3.75	3.75	0	3.75
24-Sep-04	3.75	3.75	3.75	3.75	0	3.75
23-Sep-04	3.75	3.75	3.75	3.75	0	3.75
22-Sep-04	3.75	3.75	3.75	3.75	0	3.75
21-Sep-04	3.75	3.75	3.75	3.75	0	3.75
20-Sep-04	3.5	3.75	3.5	3.75	200	3.75	200
17-Sep-04	3.5	3.75	3.5	3.75	2600	3.75	2600
16-Sep-04	3.5	3.51	3.49	3.5	7835	3.5	7835
15-Sep-04	4.5	4.5	4.5	4.5	0	4.5
14-Sep-04	4.5	4.5	4.5	4.5	0	4.5
13-Sep-04	4.5	4.5	4.5	4.5	0	4.5
10-Sep-04	4.5	4.5	4.5	4.5	0	4.5
9-Sep-04	4.5	4.5	4.5	4.5	529	4.5	529
8-Sep-04	4.75	4.75	4.75	4.75	0	4.75
7-Sep-04	4.75	4.75	4.75	4.75	500	4.75	500
6-Sep-04	4.75	4.75	4.75	4.75	0	4.75
3-Sep-04	4.75	4.75	4.75	4.75	0	4.75
2-Sep-04	5	5	4.75	4.75	400	4.75	400
1-Sep-04	5	5	5	5	300	5	300
31-Aug-04	5	5	5	5	0	5
30-Aug-04	5	5	5	5	0	5
27-Aug-04	5	5	5	5	500	5	500
26-Aug-04	4	4	4	4	0	4
25-Aug-04	4	4	4	4	300	4	300
24-Aug-04	5	5	5	5	0	5
23-Aug-04	5	5	5	5	0	5
20-Aug-04	5	5	5	5	0	5
19-Aug-04	5	5	5	5	700	5	700
18-Aug-04	3.25	3.25	3.25	3.25	0	3.25
17-Aug-04	3.25	3.25	3.25	3.25	0	3.25
16-Aug-04	3.25	3.25	3.25	3.25	0	3.25
13-Aug-04	3.25	3.25	3.25	3.25	0	3.25
12-Aug-04	3.25	3.25	3.25	3.25	0	3.25
11-Aug-04	4.75	4.75	3.25	3.25	900	3.25	900
10-Aug-04	5	5	5	5	0	5
9-Aug-04	5	5	5	5	0	5
6-Aug-04	5	5	5	5	0	5
5-Aug-04	5	5	5	5	500	5	500
4-Aug-04	6.25	6.25	6.25	6.25	0	6.25
3-Aug-04	6.25	6.25	6.25	6.25	0	6.25
2-Aug-04	6.25	6.25	6.25	6.25	0	6.25
30-Jul-04	6.25	6.25	6.25	6.25	0	6.25
29-Jul-04	6.25	6.25	6.25	6.25	0	6.25
28-Jul-04	6.25	6.25	6.25	6.25	300	6.25	300
27-Jul-04	5	5	5	5	0	5

26-Jul-04	5	5	5	5	200	5	200
23-Jul-04	6.25	6.25	6.25	6.25	200	6.25	200
22-Jul-04	5	5	5	5	0	5
21-Jul-04	5	5	5	5	0	5
20-Jul-04	5	5	5	5	0	5
19-Jul-04	5	5	5	5	0	5
16-Jul-04	5	5	5	5	320	5	320
15-Jul-04	6.95	6.95	6	6	1054	6	1054
14-Jul-04	7	7	7	7	500	7	500
13-Jul-04	7	7	7	7	0	7
12-Jul-04	7	7	7	7	0	7
9-Jul-04	7	7	7	7	0	7
8-Jul-04	7	7	7	7	0	7
7-Jul-04	7	7	7	7	100	7	100
6-Jul-04	6	6	6	6	0	6
2-Jul-04	6	6	6	6	0	6
1-Jul-04	6	6	6	6	0	6
30-Jun-04	6	6	6	6	0	6
29-Jun-04	6	6	6	6	0	6
28-Jun-04	6	6	6	6	0	6
25-Jun-04	6	6	6	6	0	6
24-Jun-04	6	6	6	6	500	6	500
23-Jun-04	7	7	7	7	500	7	500
22-Jun-04	8	8	8	8	200	8	200
21-Jun-04	6	6	6	6	0	6
18-Jun-04	6	6	6	6	0	6
17-Jun-04	6	6	6	6	0	6
16-Jun-04	6	6	6	6	0	6
15-Jun-04	6	6	6	6	233	6	233
14-Jun-04	6	6.5	6	6.5	600	6.5	600
10-Jun-04	8	8	8	8	500	8	500
9-Jun-04	6	10	6	7	3700	7	3700
8-Jun-04	6	6	6	6	0	6
7-Jun-04	7	8.5	5	6	5161	6	5161
4-Jun-04	6	10	6	9	2995	9	2995
3-Jun-04	3.5	3.5	3.5	3.5	1200	3.5	1200
2-Jun-04	5.5	10.01	5	10	6150	10	6150
1-Jun-04	8.95	8.95	5	5.5	1200	5.5	1200
28-May-04	3	8	2	8	17540	8	17540
27-May-04	3	3.02	2.5	2.5	3875	2.5	3875
26-May-04	5	5	5	5	0	5
25-May-04	3	5	3	5	743	5	743
24-May-04	6.5	6.5	6.5	6.5	0	6.5
21-May-04	6.5	6.5	6.5	6.5	0	6.5
20-May-04	6.5	6.5	6.5	6.5	0	6.5
19-May-04	6.5	6.5	6.5	6.5	0	6.5
18-May-04	6.5	6.5	6.5	6.5	0	6.5
17-May-04	6.5	6.5	6.5	6.5	0	6.5
14-May-04	6.5	6.5	6.5	6.5	0	6.5

13-May-04	6.5	6.5	6.5	6.5	0	6.5
12-May-04	6.5	6.5	6.5	6.5	100	6.5	100
11-May-04	5	5	5	5	0	5
10-May-04	5	5	5	5	0	5
7-May-04	5	5	5	5	0	5
6-May-04	5.2	5.2	5	5	2100	5	2100
5-May-04	5.2	5.2	5.2	5.2	0	5.2
4-May-04	5.2	5.2	5.2	5.2	0	5.2
Average Trading Volume					598
Average Trading Volume (Excluding Non-Trading Days)					1,527

Russell 2000 Trade Volume and WACC—Sorted by Market Cap

Ticker	Short Name	Industry Subgroup	Current Market Cap (6/6/05)	Average Volume 6 Month	Weighted Average Cost of Cap
VTA	VESTA INSUR GRP	Multi-line Insurance	$97,414,810	184,414	6.27
AVAN	AVANT IMMUNOTHER	Medical-Biomedical/Gene	$96,372,670	374,815	15.51
IMMC	IMMUNICON CORP	Diagnostic Equipment	$96,248,520	99,068	9.32
ADAT	AUTHENTIDATE HLD	Applications Software	$94,233,570	275,822	14.91
CORT	CORCEPT THERA	Therapeutics	$93,044,630	65,839	9.49
DVAX	DYNAVAX TECHNOLO	Medical-Drugs	$92,307,080	40,438	9.49
TACT	TRANSACT TECH	Computers-Peripher Equip	$90,427,950	192,918	12.55
SNCI	SONIC INNOVATION	Medical Products	$88,860,860	105,268	9.71
PILL	PROXYMED INC	Commercial Services	$88,385,970	42,532	9.73
PRSFE	PORTAL SOFTWARE	Internet Applic Sftwr	$88,244,550	172,984	13.87
LOOK	LOOKSMART LTD	Internet Content-Info/Ne	$87,645,100	1,476,759	12.45
PDYN	PARADYNE NETWKS	Networking Products	$86,711,360	333,336	12.38
AKSY	AKSYS LTD	Medical-Biomedical/Gene	$85,259,320	42,734	14.15
ABRX	ABLE LABS INC	Medical-Generic Drugs	$84,202,800	1,665,251	3.39
MTRX	MATRIX SERVICE	Oil-Field Services	$84,083,810	213,042	8.27
CPST	CAPSTONE TURBINE	Power Conv/Supply Equip	$83,109,500	455,068	17.37
CYTO	CYTOGEN CORP	Medical-Biomedical/Gene	$82,421,440	235,554	8.75
INCX	INTERCHANGE CORP	E-Marketing/Info	$79,671,240	720,274	n/a
CNVX	CANCERVAX CORP	Medical-Biomedical/Gene	$79,277,240	86,521	9.40
CHRK	CHEROKEE INTERNA	Power Conv/Supply Equip	$76,824,830	40,214	8.05
NTEC	NEOSE TECH	Medical-Biomedical/Gene	$76,710,750	171,329	9.32
ULGX	UROLOGIX INC	Medical Instruments	$74,242,970	119,454	14.56
SPRI	SPORTS RESORTS	Auto/Trk Prts&Equip-Repl	$74,051,650	5,707	0.93
APN	APPLICA INC	Appliances	$72,651,140	177,800	7.64
LCRD	LASERCARD CORP	Computers-Memory Devices	$71,637,190	128,733	12.06
DFIB	CARDIAC SCIENCE	Heart Monitors	$71,334,660	778,399	10.07
PRTL	PRIMUS TELECOMM	Telephone-Integrated	$70,455,100	1,288,214	6.29
CIPH	CIPHERGEN BIOSYS	Medical-Biomedical/Gene	$70,446,840	229,665	14.78
CGTK	CORGENTECH INC	Medical-Biomedical/Gene	$68,017,220	681,036	9.48
IES	INTEGRAT ELEC SV	Building-Maint&Service	$67,436,290	573,989	7.44
AXYX	AXONYX INC	Medical-Biomedical/Gene	$66,545,240	1,204,148	15.82
SIPXE	SIPEX CORP	Semicon Compo-Intg Circu	$64,178,380	200,081	14.67
MAG	MAGNETEK INC	Power Conv/Supply Equip	$62,028,570	207,212	12.23
ALSC	ALLIANCE SEMICON	Electronic Compo-Semicon	$59,244,540	197,693	16.48
MALL	PC MALL INC	Retail-Computer Equip	$59,150,010	171,337	9.69
EAG	EAGLE BROADBAND	Telecommunication Equip	$57,300,090	3,270,097	16.48
DDIC	DDI CORP	Circuit Boards	$56,222,950	264,287	7.53
CENF	CENTRAL FREIGHT	Transport-Services	$53,156,980	126,377	7.02
VRSO	VERSO TECH	Web Hosting/Design	$51,906,440	1,108,679	18.15
AGCC	ANCHOR GLASS CON	Containers-Metal/Glass	$51,582,960	112,143	5.62
PAX	PAXSON COMM	Television	$50,930,880	571,019	7.62
GNLB	GENELABS TECH	Medical-Biomedical/Gene	$47,792,040	1,909,070	16.80
PARSD	PHARMOS CORP	Drug Delivery Systems	$47,758,810	646,183	10.63
TRPH	TRIPATH TECHNOLO	Electronic Compo-Semicon	$43,723,140	524,106	15.50
MAXM	MAXIM PHARMACEUT	Medical-Biomedical/Gene	$40,906,710	228,240	14.25
FLYI	FLYI INC	Airlines	$38,208,150	1,498,907	7.76
BCGI	BOSTON COMM GRP	Cellular Telecom	$33,867,610	531,666	10.50
SUNN	SUNTRON CORP	Electronic Compo-Misc	$32,898,260	9,371	9.12
PRCS	PRAECIS PHARM	Medical-Biomedical/Gene	$31,978,550	546,431	11.40
ITCD	ITC DELTACOM INC	Telecom Services	$31,381,400	283,148	8.47
CXN	CIRCLE GROUP HOL	Venture Capital	$18,861,170	135,984	10.00
		Average	$68,065,764	484,772	10.87%

S&P 600 Small Cap Trade Volume and WACC—Sorted by Market Cap

Ticker	Short Name	Industry Subgroup	Current Market Cap (6/6/05)	Average Volume 6 Month	Weighted Average Cost of Cap
SUPX	SUPERTEX INC	Electronic Compo-Semicon	$229,817,500	47,227	11.24
PEGS	PEGASUS SOLUTION	Travel Services	$225,907,100	118,849	8.14
RGR	STURM RUGER & CO	Firearms&Ammunition	$219,860,600	75,631	11.38
TRDO	INTRADO INC	Telecom Services	$246,656,500	155,698	10.66
DITC	DITECH COMM	Telecommunication Equip	$218,402,400	899,760	15.25
ARQL	ARQULE INC	Medical-Biomedical/Gene	$220,179,400	163,403	13.84
PSEM	PERICOM SEMICOND	Semicon Compo-Intg Circu	$216,883,100	105,391	12.51
CATT	CATAPULT COMM	Computers-Integrated Sys	$210,066,900	111,771	10.73
SRT	STARTEK INC	Commercial Services	$214,026,800	161,092	10.72
APSG	APPLIED SIGNAL	Telecommunication Equip	$202,296,700	223,749	13.08
OCA	OCA INC	Phys Practice Mgmnt	$202,890,400	410,876	10.89
SVNT	SAVIENT PHARMACE	Medical-Biomedical/Gene	$195,702,600	433,617	10.60
MESA	MESA AIR GROUP	Airlines	$201,201,400	544,743	5.07
COA	COACHMEN INDS	Bldg-Mobil Home/Mfd Hous	$192,218,400	43,853	11.56
PTEC	PHOENIX TECH LTD	Computer Software	$194,647,800	124,207	13.06
NAPS	NAPSTER INC	E-Commerce/Services	$189,438,600	1,570,691	15.10
POSS	POSSIS MEDICAL	Medical Instruments	$173,266,900	226,738	11.26
CHP	C&D TECHNOLOGIES	Power Conv/Supply Equip	$172,858,000	181,615	12.22
CRY	CRYOLIFE INC	Medical-Biomedical/Gene	$175,486,100	141,726	10.61
POP	POPE & TALBOT	Paper&Related Products	$180,274,400	131,660	7.44
ATN	ACTION PERFORMAN	Collectibles	$170,879,000	255,012	11.00
FWHT	FINDWHAT.COM	Web Portals/ISP	$173,440,400	874,545	13.72
GRB	GERBER SCI INC	Industrial Automat/Robot	$172,329,000	41,439	9.91
MSC	MATERIAL SCIENCE	Steel-Specialty	$175,319,600	46,035	11.55
KWR	QUAKER CHEMICAL	Chemicals-Specialty	$170,851,300	30,322	8.47
OMN	OMNOVA SOLUTIONS	Chemicals-Specialty	$165,289,200	90,442	9.64
ESST	ESS TECHNOLOGY	Electronic Compo-Semicon	$163,176,900	420,737	12.00
BLTIE	BIOLASE TECHNOLO	Medical Laser Systems	$164,153,900	221,655	17.86
NYFXE	NYFIX INC	Computers-Integrated Sys	$168,450,800	95,766	12.12
SBSE	SBS TECHNOLOGIES	Circuit Boards	$151,392,100	58,301	11.40
BDY	BRADLEY PHARMACE	Medical-Drugs	$156,469,500	344,584	10.62
PCTI	PC-TEL INC	Internet Connectiv Svcs	$153,436,900	115,954	12.28
DFS	DEPARTMENT 56	Collectibles	$148,356,400	40,348	10.83
GMP	GREEN MTN POWER	Electric-Integrated	$151,500,600	8,465	5.18
CPY	CPI CORP	Commercial Services	$145,421,800	12,700	8.09
LDL	LYDALL INC	Diversified Manufact Op	$136,196,900	19,083	8.49
ASGN	ON ASSIGNMENT	Human Resources	$132,955,400	87,734	11.86
HGGR	HAGGAR CORP	Apparel Manufacturers	$136,965,700	20,319	8.44
IRN	REWARDS NETWORK	Commercial Serv-Finance	$135,259,100	184,040	11.11
NWK	NETWORK EQUIP TE	Telecommunication Equip	$136,785,400	134,134	14.26
PENX	PENFORD CORP	Chemicals-Specialty	$133,083,000	18,306	6.10
CANI	CARREKER CORP	Computer Services	$130,270,600	113,601	14.13
ASHW	ASHWORTH INC	Apparel Manufacturers	$130,663,400	73,525	7.15
BRKT	BROOKTROUT INC	Computers-Integrated Sys	$130,746,290	79,580	12.46
PLNR	PLANAR SYSTEMS	Electronic Compo-Misc	$116,955,400	166,546	11.87
SKP	SCPIE HOLDINGS	Property/Casualty Ins	$113,902,900	8,657	6.78
MZ	MILACRON INC	Mach Tools&Rel Products	$112,537,000	172,752	6.59
BFT	BALLY TOTAL FITN	Recreational Centers	$113,460,100	277,193	7.18
WLV	WOLVERINE TUBE	Metal Processors&Fabrica	$112,581,200	59,562	4.42
TGX	THERAGENICS CORP	Therapeutics	$109,765,500	88,151	8.62
CAPA	CAPTARIS INC	Communications Software	$105,853,700	138,834	14.48
HKF	HANCOCK FABRICS	Retail-Fabric Store	$102,942,200	184,982	9.24
ZIXI	ZIX CORP	Internet Security	$101,508,700	347,340	17.97
TLGD	TOLLGRADE COMM	Telecommunication Equip	$97,655,660	62,780	12.48
FJC	FEDDERS CORP	Appliances	$84,579,260	105,178	8.69
APN	APPLICA INC	Appliances	$72,651,140	177,800	7.64
MAG	MAGNETEK INC	Power Conv/Supply Equip	$62,028,570	207,212	12.23
MEAD	MEADE INSTRUMNTS	Instruments-Scientific	$54,810,560	56,740	7.18
OSTE	OSTEOTECH INC	Medical Products	$53,608,610	69,904	8.97
ENC	ENESCO GROUP INC	Crystal&Giftware	$46,763,790	53,936	9.04
	Average of 10th Decile (Bottom 60 companies)		$152,951,318	190,608	10.62%

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ADDENDUM ASSUMPTIONS AND LIMITING CONDITIONS
Obsidian Enterprises,Inc. Valuation Summary
Obsidian Enterprises—Combined Discounted Cash Flow Analysis
Obsidian Enterprises, Inc. (Consolidated) Weighted Average Cost of Capital
Obsidian Enterprises, Inc. Adjusted Net Asset Value
Obsidian Enterprises Discounted Cash Flow Analysis
Obsidian Enterprises COMPARATIVE BALANCE SHEET
Obsidian Enterprises COMPARATIVE INCOME STATEMENT Based on Audited Statements—Unadjusted
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Classic Manufacturing, Inc. ADJUSTED NET ASSET VALUE Based on Asset Appraisals
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Danzer Industries, Inc. ADJUSTED NET ASSET VALUE Based on Asset Appraisals
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Danzer Industries, Inc. RATIO ANALYSIS Based on Audited Statements—Unadjusted
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Combined Pyramid Coach, Inc. & Obsidian Leasing Co., Inc. COMPARATIVE BALANCE SHEET Unadjusted Per McGladrey & Pullen Audit Report Except for Interim 2005
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United Expressline, Inc. ADJUSTED NET ASSET VALUE Based on Asset Appraisals
United Expressline, Inc. COMPARATIVE BALANCE SHEET Based on Audited Statements—Unadjusted
United Expressline, Inc. COMPARATIVE INCOME STATEMENT Based on Audited Statements—Unadjusted
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U.S. Rubber Reclaiming, Inc. COMPARATIVE BALANCE SHEET Unadjusted Per McGladrey & Pullen Audit Report
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Obsidian Enterprises, Inc.—OBDE Trading Volume Analysis
Russell 2000 Trade Volume and WACC—Sorted by Market Cap
S&P 600 Small Cap Trade Volume and WACC—Sorted by Market Cap